Exhibit 10.1

BLEICHMAR FONTI & AULD LLP

Peter E. Borkon (Bar No. 212596)

pborkon@bfalaw.com

555 12th Street, Suite 1600

Oakland, California 94607

Tel.: (415) 445-4003

Fax: (415) 445-4020

BLEICHMAR FONTI & AULD LLP

Javier Bleichmar (pro hac vice)

jbleichmar@bfalaw.com

7 Times Square, 27th Floor

New York, New York 10036

Tel: (212) 789-1340

Fax: (212) 205-3960

(additional counsel on signature page)

Class Counsel and Counsel for Class Representative

the Police Retirement System of St. Louis

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

THE POLICE RETIREMENT SYSTEM OF ST. LOUIS, Plaintiff, vs. GRANITE CONSTRUCTION INCORPORATED, et al., Defendants.	Case No. 3:19-cv-04744-WHA CLASS ACTION STIPULATION OF SETTLEMENT Judge: Hon. William Alsup

Case No. 3:19-cv-04744-WHA
STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated April 29, 2021 (the “Stipulation”), is made and entered into by and among: (1) Class Representative The Police Retirement System of St. Louis (“Class Representative” or “St. Louis”), on behalf of itself and each of the Class Members (as defined herein), by and through its counsel Bleichmar, Fonti & Auld LLP (“Class Counsel”); and (2) Defendants Granite Construction Incorporated (“Granite” or the “Company”), James H. Roberts, Jigisha Desai, and Laurel Krzeminski (collectively, “Defendants”), by and through their respective counsel of record in this securities class action. The Stipulation is intended to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined herein) as against all Released Defendants (as defined herein), subject to the approval of the Court and the terms and conditions set forth in this Stipulation.

I.	THE LITIGATION

This is securities class action (the “Litigation”) brought by Class Representative individually and on behalf of all persons or entities who purchased or otherwise acquired Granite common stock from February 17, 2017 through October 24, 2019, inclusive (the “Class Period”). See ECF No. 159 (defining class period). The initial complaint in the Litigation was filed on August 13, 2019, in the United States District Court for the Northern District of California (the “Court”). On November 26, 2019, the Court appointed St. Louis as lead plaintiff. ECF No. 55. On January 16, 2020, the Court entered an order approving of St. Louis’s proposed counsel, Bleichmar, Fonti & Auld LLP, and appointing that firm as lead counsel. ECF No. 63.

Class Representative filed the Amended Class Action Complaint for Violations of the Federal Securities Laws (“Amended Complaint”) on February 20, 2020. ECF No. 69. The Amended Complaint alleged violations of §10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Defendants, and §20(a) of the Exchange Act by Mr. Roberts, Ms. Desai, and Ms. Krzeminski. Class Representative alleged that Defendants made materially false and misleading statements and/or failed to disclose adverse information regarding Granite’s business, operations, and prospects, including, among other things, that Granite reported revenue and earnings during the Class Period that were misleading as a result of an alleged failure to accurately account for revenue and costs in connection with certain construction projects. Defendants have consistently denied these allegations and any wrongdoing. On May 20, 2020, the Court granted in part and denied in part Defendants’ motion to dismiss the Amended Complaint. ECF No. 98. Defendants filed their answer on June 3, 2020, which denied all claims alleged in the Amended Complaint and asserted multiple defenses thereto. ECF No. 101.

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Class Representative and Defendants then engaged in extensive discovery. Class Representative requested documents from Defendants, Granite’s auditors, certain construction joint ventures, and other third parties, resulting in the production of nearly two million pages of documents. The parties engaged in several discovery disputes and countless meet-and-confer conferences. They litigated before the Court a discovery dispute involving privilege relating to Granite’s Audit Committee Investigation. Class Representative deposed three current or former Granite employees, including one 30(b)(6) deposition on seven noticed topics, and, at the time this settlement was reached, was preparing for 12 additional fact witness depositions and a further 30(b)(6) deposition. Class Representative had also served written discovery.

On November 25, 2020, two months ahead of the Court-ordered deadline, Class Representative filed a motion to certify the original class alleged in the Amended Complaint. ECF No. 117. The Court held a hearing on the motion and entered an order certifying the proposed class and appointing St. Louis as Class Representative and Bleichmar, Fonti & Auld LLP as counsel to the Class Representative and Class on January 21, 2021. ECF No. 127. On March 27, 2021, the Court entered an order approving a request to expand the original class period to cover the Class Period, thereby expanding the Class to all persons or entities who purchased or otherwise acquired Granite common stock from February 17, 2017 through October 24, 2019, inclusive. ECF No. 159. On March 10, 2020, St. Louis filed a motion for partial summary judgment. ECF No. 138.

In March and April 2021, the parties engaged in three settlement conferences before Chief Magistrate Judge Joseph C. Spero. The first settlement conference was held on March 11, 2021 pursuant to order of the Court. ECF No. 140. Prior to that settlement conference, the parties exchanged settlement conference statements with exhibits and submitted confidential settlement conference statements to Judge Spero. A second settlement conference was held on March 24, 2021, and a third settlement conference was held on April 8, 2021. ECF Nos. 152, 168. The parties also met several times with Judge Spero individually in advance of each of the settlement conferences to further the mediation process. Over the course of the three settlement conferences totaling 20 hours, the parties engaged in arms-length negotiations under the supervision of Judge Spero. At the conclusion of the April 8 settlement conference, the parties accepted Judge Spero’s mediator’s recommendation to settle the case, reaching a settlement in principle on the terms set forth herein, subject to the approval of the Court.

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II.	CLASS REPRESENTATIVE’S CLAIMS AND THE BENEFITS OF SETTLEMENT

Class Representative believes that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims. However, Class Representative and its counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against Defendants through trial and through appeals. Class Representative and its counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this Litigation, as well as the difficulties and delays inherent in such litigation. Class Representative and its counsel believe that the settlement set forth in this Stipulation confers substantial benefits upon the Class. Based on their evaluation, Class Representative and its counsel have determined that the settlement set forth in this Stipulation is in the best interests of Class Representative and the Class.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, by Class Representative and the Class. Defendants also have denied and continue to deny, among other things, the allegations that the price of Granite common stock was artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that any member of the Class suffered damage, or was otherwise harmed by the conduct alleged in the Litigation. Defendants have asserted and continue to assert that Defendants’ statements to investors, potential investors, and market participants contained no material misstatements or omissions. Defendants have asserted and continue to assert that, at all times, they acted in good faith and in a manner reasonably believed to be in accordance with all applicable rules, regulations and laws. Defendants believe that the evidence developed to date supports their position that they acted properly at all times and that the Litigation is without merit. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Litigation.

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Defendants, however, have concluded that further conduct of the Litigation could be protracted and expensive. Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as this Litigation. Defendants have, therefore, determined that it is desirable and beneficial to them that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Class Representative (for itself and the Class Members) and Defendants, by and through their respective counsel of record, that, subject to the approval of the Court, the Litigation and the Released Claims shall be finally and fully compromised, settled, and released, and the Litigation shall be dismissed with prejudice, as to all Settling Parties and their Related Parties, upon and subject to the terms and conditions of the Stipulation, as follows.

1.	Definitions

As used in this Stipulation the following terms have the meanings specified below:

1.1    “Authorized Claimant” means any Class Member whose claim for recovery has been allowed pursuant to the terms of this Stipulation.

1.2    “Claims Administrator” means the firm of Epiq Class Action and Claims Solutions, Inc.

1.3    “Class” means all Persons and entities who purchased or otherwise acquired Granite common stock during the period from February 17, 2017 through October 24, 2019, inclusive, and were damaged thereby. Excluded from the proposed class are (i) Defendants and any affiliates or subsidiaries thereof, (ii) present and former officers and directors of Granite and its subsidiaries or affiliates, and their immediate family members (as defined in Item 404 of SEC Regulation S-K, 17 C.F.R. § 229.404, Instructions (l)(a)(iii) and (1)(b )(ii)); (iii) Defendants’ liability insurance carriers, and any affiliates or subsidiaries thereof; (iv) any entity in which any Defendant has or has had a controlling interest; (v) Granite’s employee retirement and benefits plan(s); and (vi) the legal representatives, heirs, estates, agents, successors, or assigns of any person or entity described in the preceding five categories. Also excluded from the Class are those Persons who timely and validly request exclusion from the Class.

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1.4    “Class Counsel” means Bleichmar, Fonti & Auld LLP.

1.5    “Class Member” or “Member of the Class” mean a Person who falls within the definition of the Class as set forth in ¶1.3 above.

1.6    “Class Period” means the period from February 17, 2017 through October 24, 2019, inclusive.

1.7    “Class Representative” means The Police Retirement System of St. Louis.

1.8    “Class Representative’s Counsel” means any counsel who have appeared in the Litigation on behalf of Class Representative or the Class, including Class Counsel.

1.9    “Defendants” means Granite, James H. Roberts, Jigisha Desai, and Laurel Krzeminski.

1.10    “Effective Date,” or the date upon which this settlement becomes “effective,” means the date by which all of the events and conditions specified in ¶7.1 of this Stipulation have been met and have occurred.

1.11    “Escrow Account” means the segregated and separate escrow account designated and controlled by Class Counsel at Esquire Bank into which the Settlement Amount will be deposited for the benefit of the Class.

1.12    “Escrow Agent” means Esquire Bank, National Association (“Esquire Bank”).

1.13    “Final” means when the last of the following with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit B attached hereto, shall occur: (a) the expiration of the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59 without any such motion having been filed; (b) the time in which to appeal the Judgment has passed without any appeal having been taken; and (c) if a motion to alter or amend is filed or if an appeal is taken, immediately after the determination of that motion or appeal so that it is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of the appeal or otherwise in such a manner as to permit the consummation of the settlement substantially in accordance with the terms and conditions of this Stipulation. For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this settlement, but shall not include any appeal which concerns only the issue of any Class Representative’s Counsel’s attorneys’ fees and expenses, the Plan of Allocation of the Net Settlement Fund, as hereinafter defined, or the procedures for determining Authorized Claimants’ recognized claims.

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1.14“    Granite” means Granite Construction Incorporated.

1.15“    Judgment” means the Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

1.16“    Litigation” means the action captioned Police Retirement System of St. Louis v. Granite Construction Incorporated, et al., No. 3:19-cv-04744-WHA (N.D. Cal.).

1.17“    Net Settlement Fund” means the Settlement Fund less any attorneys’ fees and expenses provided for herein or approved by the Court and less Notice and Administration Expenses, Taxes and Tax Expenses, and other Court-approved deductions.

1.18“    Notice” means the Notice of Proposed Settlement of Class Action, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit A-1.

1.19“    Notice and Administration Expenses” means reasonable costs and expenses incurred in connection with providing notice to the Class, locating Class Members, soliciting claims, assisting with the submission of claims, processing Proof of Claim and Release forms, administering and distributing the Net Settlement Fund to Authorized Claimants, and paying escrow fees and costs, if any.

1.20“    Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, joint venture, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assigns.

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1.21“    Plan of Allocation” means a plan or formula of allocation of the Net Settlement Fund whereby the Net Settlement Fund shall be distributed to Authorized Claimants. Any Plan of Allocation is not part of the Stipulation and neither Defendants nor their Related Parties shall have any responsibility or liability with respect thereto. Any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel this Stipulation or affect the finality of the Judgment.

1.22“    Preliminary Approval Order” means the Order Preliminarily Approving Settlement and Providing for Notice as approved by the Court, substantially in the form attached hereto as Exhibit A.

1.23“    Proof of Claim and Release” means a Proof of Claim and Release, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit A-2.

1.24“    Related Parties” means, as applicable, each of a person or entity’s respective present and former parents, subsidiaries, divisions, joint ventures, affiliates, and each of their respective present and former employees, members, partners, principals, agents, officers, directors, controlling shareholders, attorneys, advisors, accountants, auditors, financial or investment advisors or consultants, banks or investment bankers, personal or legal representatives, insurers, coinsurers, reinsurers, related or affiliated entities, predecessors, successors, spouses, estates, heirs, executors, trusts, trustees, administrators, agents, representatives, and assigns, in their capacity as such, and any entity in which the person or entity has a controlling interest.

1.25“    Released Claims” means any and all claims, rights, causes of action, liabilities, actions, suits, damages, or demands (including Unknown Claims as defined in ¶1.34 herein) of any kind whatsoever, that the Class Representative or any Class Member has that relate in any way to the purchase, acquisition, holding, sale, or disposition of Granite common stock by Class Members during the period between February 17, 2017 and October 24, 2019, inclusive, and either: (a) arise out of or are based upon or related to the facts alleged or the claims or allegations set forth in the Litigation; or (b) relate in any way to any alleged violation of the Securities Act of 1933, the Securities Exchange Act of 1934, or any other state, federal or foreign jurisdiction’s securities or other laws, any alleged misstatement, omission or disclosure (including in financial statements) or other alleged securities-related wrongdoing or misconduct by the Released Defendants. Without limiting the foregoing, “Released Claims” includes all claims against the Released Defendants alleged in Nasseri v. Granite Construction, Inc., et al., Superior Court of the State of California, Santa Cruz County Case No. 19CV03208. “Released Claims” does not include shareholder derivative claims against the Released Defendants alleged in English v. Roberts, et al., No. 5:20- cv-03116-WHA (N.D. Cal.). Notwithstanding the foregoing, “Released Claims” does not include claims relating to the enforcement of the Settlement.

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1.26“    Released Defendants” means each and all of the Defendants and each of their Related Parties.

1.27“    Releasing Defendants’ Claims” means all claims and causes of action of every nature and description, whether known or unknown (including Unknown Claims as defined in ¶ 1.34 herein), whether arising under federal, state, common or foreign law, that arise out of or relate in any way to the institution, prosecution or settlement of the Litigation or the Released Claims against the Released Defendants. Notwithstanding the foregoing, “Releasing Defendants’ Claims” does not include claims relating to the enforcement of the Settlement.

1.28“    Settlement Amount” means One-Hundred-and-Twenty-Nine Million Dollars ($129,000,000.00) in cash to be paid to the Escrow Agent by wire transfer or check (or as otherwise agreed by Class Representative and Granite) pursuant to ¶2.1 of this Stipulation.

1.29“    Settlement Fund” means the Settlement Amount plus all interest and accretions thereto and which may be reduced by payments or deductions as provided herein or by Court order.

1.30“    Settlement Hearing” means the hearing to be held by the Court to determine whether the proposed settlement is fair, reasonable, and adequate and should be approved.

1.31“    Settling Parties” means, collectively, Defendants, Class Representative, and the Class.

1.32“    Summary Notice” means the Summary Notice for publication, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit A-3.

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1.33“    Tax” or “Taxes” mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any governmental authority.

1.34“    Unknown Claims” means (i) any Released Claims which Class Representative or Class Members do not know or suspect to exist in his, her or its favor at the time of the release of the Released Defendants which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Defendants, or might have affected his, her or its decision not to object to this settlement or seek exclusion from the Class, and (ii) any Releasing Defendants’ Claims that Released Defendants do not know or suspect to exist in his, her or its favor at the time of the release, which, if known by him, her or it, might have affected his, her or its settlement with and release of the Class Representative and Class Members. With respect to any and all Released Claims and Releasing Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Class Representative shall expressly waive, and each of the Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code §1542 and any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her would have materially affected his or her settlement with the debtor or released party.

Class Representative and Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but Class Representative shall expressly settle and release and each Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, disclosed or undisclosed, matured or unmatured, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Class Representative acknowledges, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

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2.	The Settlement

a.	The Settlement Amount

2.1    Within twenty (20) days after the entry of an order granting preliminary settlement approval, the Settlement Amount shall be paid by Granite and Defendants’ director and officer liability insurers (“D&O Insurers”), on behalf of Defendants, in accordance with such allocation of payment, as between Granite and the D&O Insurers, as Granite and the D&O Insurers alone determine, into an account intended to constitute a “qualified settlement fund” (“Qualified Settlement Fund” or “QSF”) within the meaning of Treas. Reg. § 1.468B-1. Granite’s and the D&O Insurers’ obligations to fund the Settlement Amount shall be several and not joint. The Settlement Amount may be paid by wire transfer, by delivering to the Escrow Agent a check payable to the Settlement Fund, or in any other manner agreed upon by Class Representative and Granite. At least 10 days before the preliminary approval hearing, Class Counsel will furnish to Granite adequate payment instructions consisting of wire transfer instructions, instructions for payment by check, and a completed IRS Form W-9 for the Settlement Fund, including an address and tax ID number. Notwithstanding the foregoing, if Class Counsel has not provided Granite at least 10 days before the preliminary approval hearing (i) written instructions for payment of the Settlement Amount by check or wire into the Escrow Account, and (ii) IRS Form W-9 for the Escrow Account, the time limit for payment of the Settlement Amount shall be the later of (i) 30 days after Class Counsel provides written instructions for payment of the Settlement Amount by check or wire into the Escrow Account and IRS Form W-9 for the Escrow Account, or (ii) 20 days after the entry of an order granting preliminary settlement approval.

2.2    If the entire Settlement Amount is not timely paid to the Escrow Agent, Class Representative may terminate the settlement but only if (a) Class Counsel has notified Defendants’ counsel in writing of Class Counsel’s intention to terminate the settlement, and (b) the entire Settlement Amount is not transferred to the Escrow Agent within ten (10) calendar days after Class Counsel has provided such written notice. Failure by Class Counsel to timely furnish adequate payment instructions to Granite pursuant to ¶2.1 shall not be a basis for termination under this section.

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2.3    The Escrow Agent shall deposit the Settlement Amount plus any accrued interest in a segregated Escrow Account maintained by the Escrow Agent.

2.4    Other than the obligation of Granite or its D&O Insurers to cause the payment of the Settlement Amount pursuant to ¶2.1, the Released Defendants shall have no obligation to make any payments into the Escrow Account or to any Class Member or Class Counsel pursuant to this Stipulation.

b.	The Escrow Agent

2.5    The Escrow Agent, with Class Counsel’s prior written consent, shall invest the Settlement Amount deposited pursuant to ¶2.1 hereof in United States Agency or Treasury Securities or other instruments backed by the Full Faith & Credit of the United States Government or an Agency thereof, or fully insured by the Federal Deposit Insurance Corporation (“FDIC”) or the United States Government or an Agency thereof, and shall reinvest the proceeds of these instruments as they mature in other such instruments at their then-current market rates. All risks related to the investment of the Settlement Fund in accordance with the investment guidelines set forth in this paragraph shall be borne by the Settlement Fund and the Released Defendants shall have no responsibility for, interest in, or liability whatsoever with respect to investment decisions or the actions of the Escrow Agent or Class Counsel, or any transactions executed by the Escrow Agent or Class Counsel.

2.6    Except as provided in the Stipulation, by an order of the Court, or with the written agreement of counsel for Defendants, the Settlement Fund shall remain in the Escrow Account.

2.7    Subject to further order(s) and/or directions as may be made by the Court, or as provided in this Stipulation, the Escrow Agent is authorized to execute such transactions as are consistent with the terms of this Stipulation. The Released Defendants shall have no responsibility for, interest in, or liability whatsoever with respect to the actions of the Escrow Agent, or any transaction executed by the Escrow Agent.

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2.8    All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

2.9    The settlement is not a claims-made settlement. Upon the occurrence of the Effective Date, no Defendant, or any other person or entity who or which paid any portion of the Settlement Amount, shall have any right to the return of the Settlement Fund or any portion thereof for any reason whatsoever (including, without limitation, the number of Proof of Claim and Release forms submitted, the collective amount of recognized claims of Authorized Claimants, the percentage of recovery of losses, or the amounts to be paid to Authorized Claimants from the Net Settlement Fund), except as set forth in ¶7.8 below.

2.10    Prior to the Effective Date and without further order of the Court, up to $500,000.00 of the Settlement Fund may be used by Class Counsel to pay reasonable Notice and Administration Expenses actually incurred.

2.11    It shall be Class Counsel’s sole responsibility to disseminate the Notice and Summary Notice to the Class in accordance with this Stipulation and as ordered by the Court. Class Members shall have no recourse as to the Released Defendants with respect to any claims they may have that arise from any failure of the notice process.

c.	Taxes

2.12    (a) To the fullest extent allowed under applicable law, the Qualified Settlement Fund shall be treated as being at all times a “qualified settlement fund” within the meaning of Treas. Reg. §1.468B-1 et seq. In addition, Class Counsel shall timely make such elections as necessary or advisable to carry out the provisions of this ¶2.12, including the “relation-back election” (as defined in Treas. Reg. §1.468B-1) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of Class Counsel to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur.

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(b)    For the purpose of §1.468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the “administrator” shall be Class Counsel. Class Counsel shall timely and properly file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including, without limitation, the returns described in Treas. Reg. §1.468B-2(k)). Such returns (as well as the election described in ¶2.12(a) hereof) shall be consistent with this ¶2.12 and in all events shall reflect that all Taxes (including any estimated Taxes, interest or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in ¶2.12(c) hereof.

(c)    All (i) Taxes (including any estimated Taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon the Released Defendants or their counsel with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a “qualified settlement fund” for federal or state income tax purposes, and (ii) expenses and costs incurred in connection with the operation and implementation of this ¶2.12 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this ¶2.12) (“Tax Expenses”), shall be paid out of the Settlement Fund; in all events the Released Defendants and their counsel shall have no liability or responsibility for the Taxes or the Tax Expenses. Class Counsel, through the Settlement Fund, shall indemnify and hold each of the Released Defendants and their counsel harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall be timely caused to be paid by Class Counsel out of the Settlement Fund without prior order from the Court and Class Counsel shall be authorized (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts, including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. §1.468B-2(l)(2)); neither the Released Defendants nor their counsel are responsible nor shall they have any liability for any Taxes or Tax Expenses. The parties hereto agree to cooperate with Class Counsel, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this ¶2.12.

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d.	Termination of Settlement

2.13    In the event that the Stipulation is not approved or the Stipulation is terminated, canceled, or fails to become effective for any reason, the Settlement Fund (including accrued interest), less Notice and Administration Expenses or Taxes or Tax Expenses paid, incurred, or due and owing in connection with the settlement provided for herein, shall be refunded pursuant to written instructions from counsel for Granite in accordance with ¶7.5 herein.

3.	Preliminary Approval Order and Settlement Hearing

3.1    Promptly, but no later than 14 days after execution of the Stipulation, Class Counsel shall submit this Stipulation together with its Exhibits to the Court and shall apply for entry of the Preliminary Approval Order, substantially in the form of Exhibit A attached hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation, and approval for the mailing of the settlement Notice, approval of the form and content of the Proof of Claim and Release, and publication of the Summary Notice, substantially in the forms of Exhibits A-1, A-2, and A-3 attached hereto. The Notice shall include the general terms of the settlement set forth in the Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense Application, as defined in ¶6.1 hereof, and the date of the Settlement Hearing. Granite shall be responsible for compliance with any Class Action Fairness Act notice requirements and shall take reasonable best efforts to comply with such notice requirements so as to not cause unnecessary delay in the scheduling of a final settlement approval hearing to occur within 90 days of entry of the preliminary approval order.

3.2    Class Counsel shall request that after notice is given, the Court hold the Settlement Hearing and approve the settlement of the Litigation as set forth herein. At or after the Settlement Hearing, Class Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application.

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4.	Releases

4.1    Upon the Effective Date, as defined in ¶1.10 hereof, Class Representative shall, and all Class Members and anyone claiming through or on behalf of any of them shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims against the Released Defendants, whether or not such Class Member executes and delivers the Proof of Claim and Release, whether or not such Class Member shares in the Settlement Fund, and whether or not such Class Member objects to the settlement. Claims to enforce the terms of this Stipulation are not released.

4.2    The Proof of Claim and Release to be executed by Class Members shall release all Released Claims against the Released Defendants and shall be substantially in the form contained in Exhibit A-2 attached hereto.

4.3    Upon the Effective Date, as defined in ¶1.10 hereof, all Class Members and anyone claiming through or on behalf of any of them, will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting any and all Released Claims against any of the Released Defendants.

4.4    Upon the Effective Date, as defined in ¶1.10 hereof, the Released Defendants shall fully, finally, and forever release, relinquish, and discharge all of Releasing Defendants’ Claims, against the Class Representative, Class Members, and Class Representative’s Counsel, whether arising under federal, state, common or foreign law. Upon the Effective Date, Released Defendants will be forever barred and enjoined from commencing, instituting, prosecuting or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Releasing Defendants’ Claims against any of the Class Representative, Class Members, and Class Representative’s Counsel. Released Defendants are aware of California Civil Code § 1542 and expressly waive and relinquish any rights or benefits available to them under this statute and any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542.

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5.	Administration and Calculation of Claims, Final Awards and Supervision and Distribution of the Settlement Fund

5.1    The Claims Administrator, subject to such supervision and direction of the Court as may be necessary or as circumstances may require, shall administer and calculate the claims submitted by Class Members and shall oversee distribution of the Net Settlement Fund to Authorized Claimants.

5.2    The Settlement Fund shall be applied as follows:

(a)    to pay all Notice and Administration Expenses;

(b)    to pay the Taxes and Tax Expenses described in ¶2.12 hereof;

(c)    to pay attorneys’ fees and expenses of Class Representative’s Counsel (the “Fee and Expense Award”), if and to the extent allowed by the Court; and

(d)    after the Effective Date, to distribute the Net Settlement Fund to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or the Court.

5.3    After the Effective Date, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following.

5.4    Within ninety (90) days after the mailing of the Notice or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release, substantially in the form of Exhibit A-2 attached hereto, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release.

5.5    Except as otherwise ordered by the Court, all Class Members who fail to timely submit a valid Proof of Claim and Release within such period, or such other period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to the Stipulation and the settlement set forth herein, but will in all other respects be subject to and bound by the provisions of the Stipulation, the releases contained herein, and the Judgment. Notwithstanding the foregoing, Class Counsel shall have the discretion (but not an obligation) to accept late-submitted claims for processing by the Claims Administrator so long as the distribution of the Net Settlement Fund to Authorized Claimants is not materially delayed thereby. Class Counsel shall also have the right, but not the obligation, to advise the Claims Administrator to waive what Class Counsel deems to be de minimis or formal or technical defects in any Proof of Claim and Release submitted.

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5.6    Proofs of Claim and Release that do not meet the submission requirements may be rejected. Prior to rejecting a Proof of Claim and Release in whole or in part, the Claims Administrator shall communicate with the claimant in writing to give the claimant the chance to remedy any curable deficiencies in the Proof of Claim and Release submitted. The Claims Administrator, under such supervision of Class Counsel, as necessary, shall notify, in a timely fashion and in writing, all claimants whose claims the Claims Administrator proposes to reject in whole or in part for curable deficiencies, setting forth the reasons therefor, and shall indicate in such notice that the claimant whose claim is to be rejected has the right to a review by the Court if the claimant so desires and complies with the requirements of ¶5.7 below.

5.7    If any claimant whose timely claim has been rejected in whole or in part for curable deficiency desires to contest such rejection, the claimant must, within twenty (20) calendar days after the date of mailing of the notice required in ¶5.6 above, or a lesser period of time if the claim was untimely, serve upon the Claims Administrator a notice and statement of reasons indicating the claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court.

5.8    The Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with the Plan of Allocation set forth in the Notice and approved by the Court. If there is any balance remaining in the Net Settlement Fund after a reasonable period of time after the date of the initial distribution of the Net Settlement Fund, Class Counsel shall, if feasible, reallocate (which reallocation may occur on multiple occasions) such balance among Authorized Claimants in an equitable and economic fashion. Thereafter, any balance below $5,000 which still remains in the Net Settlement Fund shall be donated to Community Housing Partnership, a nonprofit organization in San Francisco, California, that provides housing, job training and other services or to another 501(c)(3) non-profit organization unaffiliated with Class Counsel and approved by the Court.

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5.9    The Defendants and their Related Parties shall have no responsibility for, interest in, or liability whatsoever with respect to: (i) any act, omission, or determination by Class Counsel, the Escrow Agent, or the Claims Administrator, or any of their respective designees or agents, in connection with the administration of the settlement or otherwise; (ii) the management, investment, or distribution of the Settlement Fund; (iii) the Plan of Allocation; (iv) the determination, administration, or calculation of claims to be paid from the Settlement Fund; or (v) the payment or withholding of Taxes or Tax Expenses, or any expenses or losses incurred in connection therewith. No Person shall have any claim of any kind against the Defendants or their Related Parties with respect to the matters set forth in ¶¶5.1-5.9 hereof; and the Class Members, Class Representative, and Class Counsel release the Defendants and their Related Parties from any and all liability and claims arising from or with respect to the administration, investment or distribution of the Settlement Fund.

5.10    No Person shall have any claim against Class Representative, Class Counsel or the Claims Administrator, or any other Person designated by Class Counsel, based on determinations or distributions made substantially in accordance with this Stipulation and the settlement contained herein, the Plan of Allocation, or further order(s) of the Court.

5.11    It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant’s claim set forth therein, is not a part of the Stipulation and is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect the finality of the Court’s Judgment approving the Stipulation and the settlement set forth therein.

6.	Class Representative’s Counsel’s Attorneys’ Fees and Expenses

6.1    Class Counsel may submit an application or applications (the “Fee and Expense Application”) for distributions from the Settlement Fund for: (a) an award of attorneys’ fees; plus (b) expenses or charges incurred in connection with prosecuting the Litigation; plus (c) any interest on such attorneys’ fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid) as may be awarded by the Court.

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6.2    Any fees and expenses awarded by the Court shall be paid to Class Counsel from the Settlement Fund, as ordered, immediately after the Court executes the Judgment and an order awarding such fees and expenses. Class Counsel may thereafter allocate the attorneys’ fees among other plaintiff’s counsel, if any, in a manner in which it in good faith believes reflects the contributions of such counsel to the initiation, prosecution, and resolution of the Litigation.

6.3    In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation, or termination becomes Final and not subject to review, and in the event that the Fee and Expense Award has been paid to any extent, then Class Counsel, including its partners and/or shareholders, and such other Class Representative’s Counsel, including their law firms, partners, and/or shareholders who have received any portion of the Fee and Expense Award shall, within ten (10) business days from receiving notice from Granite’s counsel or from a court of appropriate jurisdiction, refund to the Settlement Fund such fees and expenses previously paid to them from the Settlement Fund plus interest thereon at the same rate as earned on the Settlement Fund in an amount consistent with such reversal or modification. Any refunds required pursuant to ¶6.3 shall be the several obligation of Class Counsel, including its partners and/or shareholders, and Class Representative’s Counsel, including their law firms, partners, and/or shareholders that received fees or expenses to make appropriate refunds or repayments to the Settlement Fund. Each such plaintiff’s counsel’s law firm receiving fees and expenses, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this paragraph.

6.4    The procedure for and the allowance or disallowance by the Court of any applications by any plaintiff’s counsel for attorneys’ fees and expenses to be paid out of the Settlement Fund, are not part of the settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the settlement of the Litigation set forth therein.

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6.5    Any fees and/or expenses awarded by the Court shall be paid solely from the Settlement Fund. Defendants and their Related Parties shall have no responsibility for any payment of attorneys’ fees and/or expenses to plaintiff’s counsel. Defendants are not entitled to any award of fees or expenses from the Settlement Fund.

6.6    Defendants and their Related Parties shall have no responsibility for the allocation among Class Representative’s Counsel, plaintiff’s counsel, and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Litigation.

7.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

7.1    The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a)    the Settlement Amount has been deposited into the Escrow Account;

(b)    the Court has entered the Preliminary Approval Order, as required by ¶3.1

(c)    the Court has entered the Judgment, or a judgment substantially in the form of Exhibit B attached hereto;

(d)    Defendants have not exercised their option to terminate the Stipulation pursuant to ¶7.4 hereof; and

(e)    the Judgment has become Final, as defined in ¶1.13 hereof.

7.2    Upon the Effective Date, any and all remaining interest or right of the Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished.

7.3    If the conditions specified in ¶7.1 hereof are not met, then the Stipulation shall be canceled and terminated subject to ¶7.5 hereof unless Class Counsel and counsel for the Defendants mutually agree in writing to proceed with the Stipulation.

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7.4    Granite shall have the option, in its sole and absolute discretion, to terminate the settlement in the event that Class Members representing more than a certain percentage of Granite common stock subject to this settlement exclude themselves from the Class, as set forth in a separate agreement (the “Supplemental Agreement”) executed between the Class Representative and Defendants, by and through their counsel. The Supplemental Agreement will be provided to the Court in camera, but not filed with the Court unless required by the Court or unless and until a dispute arises as between the Class Representative and Defendants concerning its interpretation or application. If the Court requires that the Supplemental Agreement be filed, the parties shall request that it be filed under seal or redacted.

7.5    Unless otherwise ordered by the Court, in the event the Stipulation shall terminate, or be canceled, or shall not become effective for any reason, within ten (10) business days after written notification of such event is sent by counsel for any Defendant or Class Counsel to the Escrow Agent, the Settlement Fund (including accrued interest), less expenses which have either been disbursed pursuant to ¶¶2.10 and 2.12 hereof, or are chargeable to the Settlement Fund pursuant to ¶¶2.10 and 2.12 hereof, shall be refunded by the Escrow Agent based upon written instruction from Class Counsel pursuant to written instructions from Granite’s counsel. Such written instructions shall be provided by Granite’s counsel within five (5) business days before any refund is to be made, provided that, in the event Granite’s counsel provides such written instructions fewer than five (5) business days before any refund is required to be made under the first sentence of this paragraph, the deadline to make the refund payment shall be extended to five (5) business days from the date that Granite’s counsel provides such written instructions. Class Counsel or its designee shall apply for any tax refund owed on the Settlement Amount and pay the proceeds, after deduction of any fees or expenses incurred in connection with such application(s) for refund, pursuant to written instructions from Granite’s counsel.

7.6    In the event that the Stipulation is not approved by the Court or the settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Litigation as of April 8, 2021. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶1.1-1.34, 2.10-2.13, 6.3, 7.5-7.7, 8.3, and 8.6 hereof, shall be null and void, have no further force and effect, and shall not be used in this Litigation or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc, and shall not be used in this Litigation or in any other proceeding for any purpose. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys’ fees, costs, expenses, and interest awarded by the Court to any of plaintiff’s counsel shall operate to terminate or cancel this Stipulation or constitute grounds for cancellation or termination of the Stipulation.

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7.7    If the Effective Date does not occur, or if the Stipulation is terminated pursuant to its terms, neither Class Representative nor any of its counsel shall have any obligation to repay any amounts disbursed pursuant to ¶¶2.10 or 2.12. In addition, any expenses already incurred pursuant to ¶¶2.10 or 2.12 hereof at the time of such termination or cancellation but which have not been paid, shall be paid from the Settlement Fund upon written instruction by Class Counsel to the Escrow Agent in accordance with the terms of the Stipulation prior to the balance being refunded in accordance with ¶¶2.13 and 7.5 hereof.

7.8    Granite warrants and represents that it is not “insolvent” within the meaning of 11 U.S.C. §101(32) as of the time the Stipulation is executed and will not be as of the time the payments of the Settlement Amount are actually transferred or made as reflected in the Stipulation. This representation is made by Granite and not by Granite’s counsel. In the event of a final order of a court of competent jurisdiction, not subject to any further proceedings, determining the transfer of the Settlement Amount to the Settlement Fund, or any portion thereof, by Granite to be a voidable preference, voidable transfer, fraudulent transfer, or similar transaction under Title 11 of the United States Code (Bankruptcy), or applicable state law, and any portion thereof is required to be refunded, then the Settling Parties shall jointly move the Court to vacate and set aside the release given and the Judgment entered in favor of the Defendants, the Settling Parties shall be restored to their litigation positions as of April 8, 2021, and the Settlement Fund shall be promptly returned.

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8.	Miscellaneous Provisions

8.1    The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

8.2    The Settling Parties intend this settlement to be a final and complete resolution of all disputes between them with respect to the Litigation. The settlement resolves claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. The Settling Parties agree that, and the Final Judgment will contain a finding that, during the course of the Litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. The Settling Parties agree that the Settlement Amount and the other terms of the settlement were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties further agree that the parties and their counsel acted in good faith with respect to the Litigation and will not assert otherwise. Notwithstanding the foregoing, the Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum regarding the Litigation, including that the Litigation was brought or defended in bad faith or without a reasonable basis.

8.3    Neither this Stipulation nor the settlement contained herein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, the truth of any of the allegations in the Litigation of any wrongdoing, fault, or liability of the Defendants or their respective Related Parties in any way, or that Class Representative or any Class Members have suffered any damages, harm, or loss; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants or their respective Related Parties in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.

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8.4    The Defendants and/or their respective Related Parties may file this Stipulation and/or the Judgment from this action in any other action brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

8.5    The Settling Parties jointly request that the Judgment include the broadest bar order permissible by law barring all future claims for contribution or indemnity (or any other claim or claim-over, however denominated on whatsoever theory, for which the injury claimed is that person’s or entity’s alleged liability to the Class Representative or Class Members) among and against the Class Representative, any and all Class Members, and the Released Defendants arising out of the Litigation and Released Claims (“Bar Order”), provided, however, that the Bar Order shall not preclude either (i) the Released Defendants from seeking to enforce any rights they may have under any applicable insurance policies or (ii) any right of indemnification or contribution that Mr. Roberts, Ms. Desai, or Ms. Krzeminski may have under contract or otherwise. The Bar Order shall be consistent with, and apply to the full extent of, the Private Securities Litigation Reform Act (“PSLRA”).

8.6    All agreements made and orders entered during the course of the Litigation relating to the confidentiality of information shall survive this Stipulation.

8.7    All of the Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

8.8    The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

8.9    The Stipulation and the Exhibits attached hereto and the Supplemental Agreement constitute the entire agreement among the parties hereto and no representations, warranties or inducements have been made to any party concerning the Stipulation or its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each party shall bear its own costs.

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8.10    Class Counsel, on behalf of the Class, is expressly authorized by the Class Representative to take all appropriate action required or permitted to be taken by the Class pursuant to the Stipulation to effectuate its terms and also is expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Class which it deems appropriate.

8.11    Each counsel or other Person executing the Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

8.12    The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court. Signatures sent by facsimile or PDF via e-mail shall be deemed originals.

8.13    The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

8.14    The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation and matters related to the settlement.

8.15    Pending approval of the Court of the Stipulation and its Exhibits, all proceedings in this Litigation shall be stayed and all Members of the Class shall be barred and enjoined from prosecuting any of the Released Claims against any of the Released Defendants.

8.16    This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to any choice-of-law principles that would result in applying substantive laws other than those of the State of California.

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IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated April 29, 2021.

DATED: April 29, 2021	BLEICHMAR FONTI & AULD LLP
	By:	/s/ Peter E. Borkon
Peter E. Borkon Attorneys for Class Representative THE POLICE RETIREMENT SYSTEM OF ST. LOUIS

DATED: April 29, 2021	MUNGER, TOLLES & OLSON LLP
	By:	/s/ David H. Fry
David H. Fry Attorneys for Defendant GRANITE CONSTRUCTION INCORPORATED

DATED: April 29, 2021	O’MELVENY & MYERS LLP
	By:	/s/ Amy S. Park
Amy S. Park Attorneys for Defendant JAMES H. ROBERTS

DATED: April 29, 2021	KOBRE & KIM LLP
	By:	/s/ Hartley M.K. West
Hartley M.K. West Attorneys for Defendant LAUREL J. KRZEMINSKI

DATED: April 29, 2021	WILMER CUTLER PICKERING HALE & DORR LLP
	By:	/s/ Michael A. Mugmon
Michael A. Mugmon Attorneys for Defendant JIGISHA DESAI

Pursuant to L.R. 5-1(i)(3), I, Peter E. Borkon, attest that all other signatories listed and on whose behalf this filing is submitted have authorized this filing and concur in its content.

By:	/s/ Peter E. Borkon
Peter E. Borkon

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STIPULATION OF SETTLEMENT

Exhibit A

BLEICHMAR FONTI & AULD LLP

Peter E. Borkon (Bar No. 212596)

pborkon@bfalaw.com

555 12th Street, Suite 1600

Oakland, California 94607

Tel.: (415) 445-4003

Fax: (415) 445-4020

BLEICHMAR FONTI & AULD LLP

Javier Bleichmar (pro hac vice)

jbleichmar@bfalaw.com

7 Times Square, 27th Floor

New York, New York 10036

Tel: (212) 789-1340

Fax: (212) 205-3960

Class Counsel and Counsel for Class Representative

the Police Retirement System of St. Louis

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

THE POLICE RETIREMENT SYSTEM OF ST. LOUIS, Plaintiff, vs. GRANITE CONSTRUCTION INCORPORATED, et al., Defendants.	Case No. 3:19-cv-04744-WHA CLASS ACTION [PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE EXHIBIT A Judge: Hon. William Alsup

Case No. 3:19-cv-04744-WHA
[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

WHEREAS, an action is pending before this Court entitled Police Retirement System of St. Louis v. Granite Construction Incorporated, et al., No. 3:19-cv-04744-WHA (the “Litigation”);

WHEREAS, the parties having made application, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the settlement of this Litigation, in accordance with a Stipulation of Settlement dated April 29, 2021 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed settlement of the Litigation and for dismissal of the Litigation with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the Exhibits annexed thereto; and

WHEREAS, unless otherwise defined, all terms used herein have the same meanings as set forth in the Stipulation.

NOW, THEREFORE, IT IS HEREBY ORDERED:

1.    The Court has reviewed the Stipulation and does hereby preliminarily approve the settlement set forth therein, subject to further consideration at the Settlement Hearing described below.

2.    A hearing (the “Settlement Hearing”) shall be held before this Court on , 2021, at [a date that is at least 110 calendar days from the date of this Order], at the United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, CA 94102, to determine (1) whether the proposed settlement, as set forth in the Stipulation, consisting of One Hundred Twenty-Nine Million Dollars ($129,000,000.00) in cash, should be approved as fair, reasonable, and adequate to the Class Members; (2) whether the proposed plan to distribute the Net Settlement Fund (the “Plan of Allocation”) is fair, reasonable, and adequate; (3) whether the applications by Class Counsel for attorneys’ fees and expenses should be approved; and (4) whether the proposed Judgment as provided in ¶1.15 of the Stipulation should be entered.

3.    The Court approves, as to form and content, the Notice of Proposed Settlement of Class Action (the “Notice”), the Proof of Claim and Release form (the “Proof of Claim and Release”), and the Summary Notice annexed to the Stipulation as Exhibits A-1, A-2, and A-3, respectively, and finds that the mailing and distribution of the Notice and publishing of the Summary Notice, substantially in the manner and form set forth in ¶¶5-8 of this Order, meet the requirements of Federal Rule of Civil Procedure 23 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

4.    The firm of Epiq Class Action and Claims Solutions, Inc. (“Claims Administrator”) is hereby appointed to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below.

5.    Not later than , 2021 [ten (10) business days after the Court signs and enters this Order] (the “Notice Date”), the Claims Administrator shall commence mailing the Notice and Proof of Claim and Release, substantially in the forms annexed to the Stipulation, by First-Class Mail in an envelope marked “United States District Court” to all Class Members identified on the Transfer List provided by Granite to the Claims Administrator on April 12, 2021 (as required by Paragraph 5 of Stipulation and Order Regarding Dissemination of Class Notice (ECF No. 135)) and who otherwise can be identified with reasonable effort.

6.    Contemporaneously with the mailing of the Notice, the Claims Administrator shall establish a website for the Action, www.GraniteSecuritiesLitigation.com, from which Class Members may download copies of the Notice, the Proof of Claim and Release form the Summary Notice, the operative Complaint, the Defendants’ Answer to the operative Complaint, the Court’s orders certifying the Class, the Stipulation, and other pertinent documents. In addition, Class Counsel shall post the Notice and other pertinent documents on its website, www.bfalaw.com

7.    Not later than ten (10) calendar days after the Notice Date, the Claims Administrator shall cause the Summary Notice to be published once in the national edition of The Wall Street Journal and Investor’s Business Daily and to be transmitted over PR Newswire.

8.    At least fourteen (14) calendar days prior to the Settlement Hearing, Class Counsel shall serve on Defendants’ counsel and file with the Court proof, by affidavit or declaration, of such mailing and publishing.

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

9.    Nominee purchasers such as brokerage firms and other persons and entities who may have purchased or acquired Granite common stock during the Class Period for the beneficial interest of persons or entities other than themselves shall either (i) within seven (7) calendar days of receipt of the Notice, request from the Administrator sufficient copies of the Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of the Notice, provide a list of the names and addresses of all such beneficial owners to the Claims Administrator and the Claims Administrator is ordered to send the Notice promptly to such identified beneficial owners. Nominees who elect to send the Notice to their beneficial owners shall send a statement to the Claims Administrator confirming that the mailing was made and shall retain their mailing records for use in connection with any further notices that may be provided in the Action. The Claims Administrator shall follow up with brokers and custodians to ensure the Notice is sent to beneficial owners in a timely manner. Upon full and timely compliance with these directions, such nominees may seek reimbursement of their reasonable expenses actually incurred by providing the Claims Administrator with proper documentation supporting the expenses for which reimbursement is sought. Any disputes with respect to the reasonableness or documentation of expenses incurred shall be subject to review by the Court.

10.    All Members of the Class shall be bound by all determinations and judgments in the Litigation concerning the settlement, whether favorable or unfavorable to the Class.

11.    Class Members who wish to participate in the settlement shall complete and submit a Proof of Claim and Release in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim and Release forms must be postmarked or submitted electronically no later than ______, 2021 [ninety (90) calendar days from the Notice Date]. Any Class Member who does not timely submit a Proof of Claim and Release within the time provided for, shall be barred from sharing in the distribution of the proceeds of the Settlement Fund, unless otherwise ordered by the Court. Notwithstanding the foregoing, Class Counsel may, in its discretion, accept late-submitted claims for processing by the Claims Administrator so long as distribution of the Net Settlement Fund to Authorized Claimants is not materially delayed thereby.

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

12.    Class Members shall be bound by all determinations and judgments in this Litigation, whether favorable or unfavorable, unless they request exclusion from the Class in a timely and proper manner, as hereinafter provided. A Class Member wishing to make such request shall mail a request for exclusion in written form by First-Class Mail such that it is postmarked or received on or before , 2021 [twenty-one (21) calendar days prior to the Settlement Hearing], by the Claims Administrator at the address designated in the Notice. The request for exclusion must: (1) include your name, address, and telephone number; (2) state that you wish to be “excluded from the Class and do not wish to participate in the settlement in The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. C 19-04744-WHA”; (3) state the date(s), price(s), and number(s) of shares of all your purchases, acquisitions, and/or sales of Granite common stock from February 17, 2017 through October 24, 2019, inclusive; and (4) be signed by you. The request for exclusion shall not be effective unless it provides the required information and is made within the time stated above, or the exclusion is otherwise accepted by the Court. Class Members who make an effective request for exclusion from the Class shall not be bound by the settlement and shall not be entitled to receive any payment out of the Net Settlement Fund as described in the Stipulation and Notice.

13.    Any Member of the Class may enter an appearance in the Litigation, at their own expense, individually or through counsel of their own choice. If they do not enter an appearance, they will be represented by Class Counsel.

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

14.    Any Member of the Class may appear and show cause why the proposed settlement of the Litigation should or should not be approved as fair, reasonable, and adequate, why a judgment should or should not be entered thereon, why the Plan of Allocation should or should not be approved, why attorneys’ fees and expenses should or should not be awarded to Class Representative’s Counsel; provided, however, that no Class Member or any other Person shall be heard or entitled to contest such matters, unless that Person has submitted an objection in writing that must (1) include your name, address, and telephone number; (2) clearly identify the case name and number (The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. C 19-04744-WHA (N.D. Cal.)); (3) demonstrate your membership in the Class, including the date(s), price(s), and number(s) of shares of all purchases, acquisitions, and/or sales of Granite common stock from February 17, 2017 through October 24, 2019, inclusive; (4) contain a statement of the reasons for objection; and (5) be submitted to the Court either by mailing them to the Class Action Clerk, United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, CA 94102, or by filing them in person at any location of the United States District Court for the Northern District of California, or electronically by ECF on the docket for this case. Such objections, papers, and briefs must be received or filed, not simply postmarked, on or before ________, 2021. [twenty- one (21) calendar days prior to the Settlement Hearing]. Any Member of the Class who does not make his, her or its objection in the manner and time provided for in the Notice shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as set forth in the Stipulation, to the Plan of Allocation, or to the award of attorneys’ fees and expenses to Class Representative’s Counsel, unless otherwise ordered by the Court. Although attendance at the Settlement Hearing is not necessary, persons wishing to be heard orally in opposition to approval of the settlement, the Plan of Allocation, and/or the application for an award of attorneys’ fees and expenses are required to indicate in their written objection their intention to appear at the hearing. Persons who intend to object to the settlement, the Plan of Allocation, and/or the application for an award of attorneys’ fees and expenses and desire to present evidence at the Settlement Hearing must include in their written objections the identity of any witnesses they may call to testify and copies of any exhibits they intend to introduce into evidence at the Settlement Hearing. If an objector hires an attorney to represent him, her, or it for the purposes of making an objection, the attorney must file a notice of appearance with the Court and effect service on the parties to the Litigation on or before , 2021 [twenty-one (21) calendar days prior to the Settlement Hearing].

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

15.    The Court approves the establishment of the Escrow Account into which the Settlement Amount will be deposited for the benefit of the Class. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

16.    All opening briefs and supporting documents in support of final approval of the settlement, the Plan of Allocation, and any application by Class Representative’s Counsel for attorneys’ fees and expenses shall be filed and served by    , 2021 [thirty-five (35) calendar days prior to the Settlement Hearing]. Replies to any objections shall be filed and served by    , 2021 [fourteen (14) calendar days prior to the Settlement Hearing].

17.    Neither the Defendants and their Related Parties nor the Defendants’ counsel shall have any responsibility for the Plan of Allocation or any application for attorneys’ fees or expenses submitted by Class Representative’s Counsel, and such matters will be considered separately from the fairness, reasonableness, and adequacy of the settlement.

18.    At or after the Settlement Hearing, the Court shall determine whether the Plan of Allocation proposed by Class Counsel, and any application for attorneys’ fees or payment of expenses shall be approved.

19.    All reasonable expenses incurred in identifying and notifying Class Members, as well as administering the Settlement Fund, shall be paid as set forth in the Stipulation. In the event the settlement is not approved by the Court, or otherwise fails to become effective, neither Class Representative nor any of its counsel shall have any obligation to repay any amounts incurred and properly disbursed pursuant to ¶¶2.10 or 2.12 of the Stipulation.

20.    Neither the Stipulation, nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, the truth of any of the allegations in the Litigation, of any wrongdoing, fault, or liability of the Defendants or their respective Related Parties, or that the Class Representative or any Class Members have suffered any damages, harm, or loss; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any Defendants or their respective Related Parties in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal.

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

21.    The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the Members of the Class, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Class.

22.    In the event that the Stipulation is not approved by the Court or the settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Litigation as of April 8, 2021 and shall promptly raise with the Court any relief requested concerning the case schedule. In such event, the terms and provisions of the Stipulation, except as set forth in the Stipulation, shall be null and void, have no further force and effect, and shall not be used in the Litigation or in any other proceeding for any purpose, and this Order, in accordance with the terms of the Stipulation, shall be treated as vacated, nunc pro tunc, and shall not be used in this Litigation or in any other proceeding for any purpose.

23.    Pending final determination of whether the proposed settlement should be approved, neither the Class Representative nor any Class Member, directly or indirectly, representatively, or in any other capacity, shall commence or prosecute against any of the Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.

24.    Pending further order of the Court, all litigation activity, except that contemplated herein, in the Stipulation, in the Notice, in the Summary Notice, or in the Judgment, is hereby stayed and all hearings, deadlines and other proceedings in this Litigation, except the Settlement Hearing and any deadlines set forth in this Order, are hereby taken off calendar.

IT IS SO ORDERED.

DATED:
THE HONORABLE WILLIAM ALSUP UNITED STATES DISTRICT JUDGE

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[PROPOSED] ORDER PRELIMINARY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE

Exhibit A-1

BLEICHMAR FONTI & AULD LLP

Peter E. Borkon (Bar No. 212596)

pborkon@bfalaw.com

555 12th Street, Suite 1600

Oakland, California 94607

Tel.: (415) 445-4003

Fax: (415) 445-4020

BLEICHMAR FONTI & AULD LLP

Javier Bleichmar (pro hac vice)

jbleichmar@bfalaw.com

7 Times Square, 27th Floor

New York, New York 10036

Tel: (212) 789-1340

Fax: (212) 205-3960

Class Counsel and Counsel for Class Representative

the Police Retirement System of St. Louis

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

THE POLICE RETIREMENT SYSTEM OF

ST. LOUIS, Individually and On Behalf of

All Others Similarly Situated,

Plaintiff,

v.

GRANITE CONSTRUCTION

INCORPORATED, JAMES H. ROBERTS,

JIGISHA DESAI, and LAUREL J.

KRZEMINSKI

Defendants.

Case No. 3:19-cv-04744-WHA CLASS ACTION NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION EXHIBIT A-1 Dept.: Courtroom 12, 19th Floor Judge: Honorable William H. Alsup

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

TO:       All persons and entities who purchased or otherwise acquired Granite Construction Incorporated common stock during the period of February 17, 2017, through October 24, 2019, inclusive (the “Class Period”) and were damaged thereby (the “Class”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY A PROPOSED CLASS ACTION SETTLEMENT IN A LAWSUIT PENDING IN FEDERAL COURT.

IF YOU ARE A CLASS MEMBER, YOU MUST SUBMIT A CLAIM FORM TO OBTAIN YOUR SHARE OF THE SETTLEMENT. IF YOU DO NOT SUBMIT A CLAIM, YOU WILL NOT HAVE ANY RIGHT TO COMPENSATION UNLESS YOU OPT OUT OF THE CLASS.

This Notice concerns a lawsuit that a federal court has certified as a class action on behalf of investors (individuals and entities) who purchased or otherwise acquired Granite Construction Incorporated common stock during the period of February 17, 2017, through October 24, 2019, inclusive.1 The lawsuit is referred to as The Police Retirement System of St. Louis v. Granite Construction Inc., et al., Case No. 3:19-cv-04744-WHA-WHA (the “Litigation”) and is pending before the Honorable William Alsup in the United States District Court for the Northern District of California (the “Court”). This Notice also concerns the Class’s claims brought in a lawsuit referenced as Nasseri v. Granite Construction Inc. et al., Case No. 19CV03208 (Sup. Ct. Calif. filed October 23, 2019) (“Nasseri”). See page __ for further information regarding Nasseri.

This Notice is to inform you that the Class Representative, the Police Retirement System of St. Louis (the “Class Representative” or “St. Louis”), on behalf of themselves and the Class, have reached a proposed settlement agreement with Defendants James H. Roberts, Laurel Krzeminski, and Jigisha Desai (collectively, the “Individual Defendants”), and Granite Construction Incorporated (“Granite,” or the “Company,” and together with the Individual Defendants, “Defendants”). If the settlement is approved by the Court, all of the Released Claims (defined in Question 25 below) against Released Defendants (defined in Question 25 below) will be resolved on behalf of all Class Members.

Overview of the Litigations and Settlement: The Class Representative, on behalf of the Class, alleges that Defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 thereunder. The Class Representative alleges that Defendants made false and misleading statements concerning the company’s financial statements in violation of federal securities laws. Among other things, the Class Representative alleges that, while publicly reporting strong financial performance, Defendants improperly reported revenue from several of Granite’s largest construction projects in violation of Generally Accepted Accounting Principles. According to the Class Representative, Defendants’ alleged misstatements caused the price of Granite common stock to be inflated during the Class Period (from February 17, 2017 through October 24, 2019) and to decline when the alleged truth emerged though corrective disclosures on July 29, 2019, August 2, 2019 and October 25, 2019, resulting in financial losses to those who purchased the stock at the inflated price. The Class Representative also alleges that the individual Defendants Roberts, Desai and Krzeminski are controlling persons liable for Granite’s misstatements under Section 20(a) of the Exchange Act. You may review a copy of the operative Amended Complaint in the Action by visiting www.GraniteSecuritiesLitigation.com.

1 All capitalized terms used in this Notice that are not otherwise defined herein shall have the meanings provided in the Stipulation of Settlement dated April 29, 2021 (the “Stipulation”), which is available on the website for the litigation, www.GraniteSecuritiesLitigation.com.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

The Nasseri case alleging claims under the Securities Act of 1933 involves alleged misstatements in the registration statements and prospectus related to Granite’s merger with Layne Christensen Company in June 2018 (which is within the Class Period), and involves the same underlying facts as those alleged here (i.e., Granite made misstatements concerning the Company’s financial statements).

In March and April 2021, the Class Representative and the Defendants engaged in three settlement conferences before Chief Magistrate Judge Joseph C. Spero. The first settlement conference was held on March 11, 2021 pursuant to order of the Court. ECF No. 140. Prior to that settlement conference, the parties submitted settlement conference statements with exhibits. A second settlement conference was held on March 24, 2021, and a third settlement conference was held on April 8, 2021. ECF Nos. 152, 168. Over the course of the three settlement conferences and numerous other communications, the parties engaged in arms-length negotiations under the supervision of Judge Spero. At the conclusion of the April 8 settlement conference, the parties accepted Judge Spero’s mediator’s recommendation to settle the case, reaching a settlement in principle on the terms set forth herein, subject to the approval of the Court

Overview of the Recovery: Class Representative has agreed to settle all claims and grant the Released Defendants a full and complete release of all Released Claims in exchange for a cash payment of $129,000,000 (the “Settlement Amount”). The Settlement Amount plus any interest earned thereon is called the “Settlement Fund.” The “Net Settlement Fund” (the Settlement Fund less any attorneys’ fees (estimated not to exceed 18% or $23,220,000) and expenses (estimated not to exceed $950,000) provided for herein or approved by the Court and less Notice and Administration Expenses (estimated to be no more than $550,000), Taxes and Tax Expenses, and other Court-approved deductions) will be distributed pursuant to the plan of allocation that is approved by the Court (the “Plan of Allocation”), which determines how the Net Settlement Fund will be allocated among Class Members who become eligible to participate in the distribution of the Net Settlement Fund by submitting a timely and valid Proof of Claim and Release form (“Proof of Claim” or “Claim Form”). The proposed Plan of Allocation is described at page 20 below.

Based on the analysis performed by Class Representative and its damages experts, the estimated average recovery per share for a Class Member from the Settlement Fund (before the deduction of any Court-approved fees, expenses and costs as described herein) would be approximately $2.92 per share. This amount assumes all eligible Class Members submit valid and timely Proofs of Claim. If fewer than all Class Members submit timely and valid Proofs of Claim (which is likely), the distributions per share will be higher. A Class Member’s actual recovery will be a proportion of the Net Settlement Fund determined by a Class Member’s number of eligible shares as compared to the total eligible shares of all Class Members who submit timely and valid Proofs of Claim. (See the Plan of Allocation beginning on page 20 below for details and more information.)

Class Counsel intends to seek attorneys’ fees according to the terms of the retainer agreement between Class Representative and Class Counsel. These attorneys’ fees are not to exceed 18% or $23,220,000 of the Settlement Amount. Such requested attorneys’ fees and the expenses described above would amount to an average of approximately $0.56 per share of Granite common stock. Please note that these amounts are only estimates and are subject to approval by the Court.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

The parties disagree on both liability and damages and do not agree on the average amount of damages per share of Granite common stock that would be recoverable if the Class Representative were to prevail in the Litigation, and Defendants deny liability, fault or wrongdoing. The Class Representative’s expert performed a damages analysis and estimates the aggregate damages recoverable after trial to be within the range of approximately $424-620 million, although that amount could be substantially lower or zero if certain arguments by the Defendants were accepted by the Court or a jury. Class Representative believes that the proposed settlement represents a fair and reasonable recovery in light of the risks of continued litigation and is in the best interests of the Class Members.

Identification of Attorneys: The Class Representative and all other Class Members are represented by counsel identified in the answer to Question 16 below.

PLEASE DO NOT TELEPHONE THE COURT OR THE COURT CLERK’S OFFICE TO INQUIRE ABOUT THIS SETTLEMENT OR THE CLAIM PROCESS.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT
SUBMIT A PROOF OF CLAIM POSTMARKED OR SUBMITTED ONLINE BY ________, 2021

This is the only way to be eligible to get a payment from the settlement. If you wish to participate in the settlement, you will need to complete and submit the enclosed Proof of Claim. Class Members who do not complete and submit the Proof of Claim in accordance with the instructions on the Proof of Claim and do not submit it within the time required will be bound by the settlement but will not participate in any distribution of the Net Settlement Fund.

EXCLUDE YOURSELF FROM THE CLASS BY SUBMITTING A WRITTEN REQUEST FOR EXCLUSION SO THAT IT IS POSTMARKED NO LATER THAN _____________, 2021

You will not be bound by the results of the Litigation, and you will not receive any payment. This is the only option that allows you to ever bring or be part of any other lawsuit against the Released Defendants about the legal claims related to the issues raised in the Litigation.

OBJECT TO THE SETTLEMENT BY SUBMITTING A WRITTEN OBJECTION SO THAT IT IS RECEIVED OR FILED NO LATER THAN __________, 2021

If you believe the settlement is objectionable in any respect, you may write to the Court about why you oppose the settlement, the Plan of Allocation, and/or the request for attorneys’ fees, costs and expenses. You will still be a Class Member.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

ATTEND THE SETTLEMENT HEARING ON ___________, 2021, AT __ __, AND PROVIDE A NOTICE OF INTENTION TO APPEAR TO CLASS COUNSEL SO THAT IT IS RECEIVED NO LATER THAN ___________, 2021

The hearing on whether to approve the settlement is scheduled for ______________, 2021, at __ _.m. (the “Settlement Hearing”), and is open to the public. You do not need to attend the hearing unless you wish to speak either in support of the settlement or in support of any objection you may have submitted, and have submitted to Class Counsel a Notice of Intention to Appear so that it is received no later than _________, 2021. The Court may postpone the Settlement Hearing without prior notice on the date scheduled for the hearing.

DO NOTHING

If you are a Class Member and do not submit a Proof of Claim postmarked or submitted online by __________, 2021, you will not be eligible to receive any payment from the Settlement Fund. You will, however, be bound by the settlement, unless you have requested exclusion from the Class.

These rights and options are explained in further detail later in this Notice.

Further Information

For further information regarding this settlement, you may contact a representative of Class Counsel: Peter E. Borkon, Bleichmar Fonti & Auld LLP, 555 12th Street, Oakland, CA 94607, Telephone: 888-879-9418. You may also visit the website for the case: www.GraniteSecuritiesLitigation.com (the “Settlement Website”).

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

TABLE OF CONTENTS

Page No.

Basic Information		7

1.	Why did I get this Notice?	7

2.	What is the Litigation about?	7

3.	Why is this a class action?	11

4.	Why is there a settlement?	11

WHO IS IN THE SETTLEMENT		11

5.	How do I know if I am part of the settlement?	11

6.	Are there exceptions to being included?	11

7.	What if I am still not sure if I am included?	12

THE SETTLEMENT BENEFITS – WHAT YOU GET		12

8.	What does the settlement provide?	12

9.	How much will my payment be?	12

10.	How can I receive a payment?	13

11.	When would I receive my payment?	13

12.	What am I giving up to receive a payment or to stay in the Class?	13

EXCLUDING YOURSELF FROM THE CLASS		13

13.	How do I get out of the proposed settlement?	13

14.	If I do not exclude myself, can I sue the Released Defendants for the same thing later?	14

15.	If I exclude myself, can I get money from the proposed settlement?	14

The Lawyers Representing you		15

16.	Do I have a lawyer in this case?	15

17.	How will the lawyers be paid?	15

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

18.	Can I hire my own lawyer?	16

OBJECTING TO THE SETTLEMENT		17

19.	How do I tell the Court that I object to the proposed settlement?	17

20.	What is the difference between objecting and excluding myself?	17

THE COURT’S SETTLEMENT HEARING		17

21.	When and where will the Court decide whether to approve the proposed settlement?	17

22.	Do I have to attend the hearing?	18

23.	May I speak at the hearing?	18

24.	What happens if I do nothing at all?	18

Dismissals and Releases		18

25.	What happens if the proposed settlement is approved?	18

GETTING MORE INFORMATION		19

26.	How do I get more information about the proposed settlement?	19

Special Notice to Nominees		20

PLAN OF ALLOCATION OF NET SETTLEMENT FUND		20

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

BASIC INFORMATION

1. Why did I get this Notice?

You have received this Notice because the parties are seeking approval of a proposed settlement on behalf of Class Members, and you have been identified as a potential Class Member either from the transfer agent’s record of ownership of Granite common stock or by your broker or custodian if you purchased or acquired Granite stock in “street name.”

The Court directed that this Notice be sent to Class Members because they have a right to know about the proposed settlement of the Litigation, and about all of their options, before the Court decides whether to approve the settlement.

This Notice explains the Litigation, the settlement, Class Members’ legal rights, what benefits are available, who is eligible for them, and how to get them.

2. What is the Litigation about?

This Litigation is a securities class action first filed on August 13, 2019 on behalf of purchasers and acquirers of Granite common stock from February 17, 2017 through October 24, 2019.

On November 26, 2019, the Court appointed St. Louis as lead plaintiff. ECF No. 55. On January 16, 2020, the Court entered an order approving of St. Louis’s proposed counsel, Bleichmar, Fonti & Auld LLP, and appointing that firm as lead counsel. ECF No. 63.

The Class Representative filed the Amended Class Action Complaint for Violations of the Federal Securities Laws (“Amended Complaint”) on February 20, 2020. ECF No. 69. The Amended Complaint alleges that Defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Rule 10b-5 thereunder. The Class Representative alleges that Defendants made materially false and misleading statements concerning the company’s financial statements. Among other things, the Class Representative alleges that, while publicly reporting strong financial performance, Defendants improperly reported revenue from several of Granite’s largest construction projects in violation of Generally Accepted Accounting Principles. According to the Class Representative, Defendants’ alleged misstatements caused the price of Granite common stock to be inflated during the Class Period (from February 17, 2017 through October 24, 2019) and to decline when the alleged truth emerged though corrective disclosures on July 29, 2019, August 2, 2019 and October 25, 2019, resulting in financial losses to those who purchased the stock at the inflated price. The Class Representative also alleges that the individual Defendants Roberts, Desai and Krzeminski are controlling persons liable for Granite’s misstatements under Section 20(a) of the Exchange Act.

Following briefing on Defendants’ motion to dismiss, the Court, on May 20, 2020, denied in part and granted in part the motion to dismiss. ECF No. 98. Specifically, the Court upheld the Class Representative’s Section 10(b) and Rule 10b-5 claims and the Section 20(a) claims against Defendants Roberts; against Defendant Krzeminski for statements made before July 8, 2019; and against Defendant Desai for statements made after July 8, 2019. The Court denied only the Section 20(a) claims against Defendant Krzeminski for statements that were made after July 8, 2019 and against Defendant Desai for statements that were made before July 8, 2019. Id. Defendants filed their answer on June 3, 2020, which denied all claims alleged in the Amended Complaint and asserted specific defenses thereto. ECF No. 101.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

On November 25, 2020, Class Representative filed a motion to certify the original class alleged in the Amended Complaint. ECF No. 117. The Court held a hearing on this motion and entered an order certifying the proposed class and appointing St. Louis as Class Representative and Bleichmar, Fonti & Auld LLP as counsel to the Class Representative and Class on January 21, 2021. ECF No. 127.

On March 27, 2021, the Court entered an order approving a request to expand the original class period to cover the Class Period, thereby expanding the Class to all persons or entities who purchased or otherwise acquired Granite common stock from February 17, 2017 through October 24, 2019, inclusive. ECF No. 159. The Class, as approved by the Court, is defined as follows:

All persons and entities who purchased or otherwise acquired Granite Construction Incorporated common stock during the period of February 17, 2017, through October 24, 2019, inclusive (the “Class Period”) and were damaged thereby (the “Class”).

Excluded from the Class by definition are:

(i) defendants and any affiliates or subsidiaries thereof, (ii) present and former officers and directors of Granite and its subsidiaries or affiliates, and their immediate family members (as defined in Item 404 of SEC Regulation S-K, 17 C.F.R. § 229.404, Instructions (1)(a)(iii) and (1)(b)(ii)); (iii) defendants’ liability insurance carriers, and any affiliates or subsidiaries thereof; (iv) any entity in which any defendant has or has had a controlling interest; (v) Granite’s employee retirement and benefits plan(s); and (vi) the legal representatives, heirs, estates, agents, successors, or assigns of any person or entity described in the preceding five categories.

ECF No. 159.

On March 10, 2020, Plaintiff filed a motion for partial summary judgment as to the elements of falsity, materiality, and scienter of certain alleged misstatements. ECF No. 138

The Nasseri litigation

The Nasseri litigation was first filed on October 23, 2019. After a demurrer was sustained on the original complaint (i.e., the complaint was dismissed), an amended complaint was filed on September 16, 2020, that alleges securities laws violations in connection with Granite’s June 2018 merger with Layne Christensen Company (the “June 2018 Merger”). The amended complaint in the Nasseri litigation attached the amended complaint filed by Class Representative in this Litigation on February 20, 2020, which had been sustained in this Litigation. The Nasseri case involves the identical factual predicate involved in this Litigation because all the alleged false and misleading financial statements in Nasseri are also alleged misstatements in this Litigation. Specifically, the Nasseri litigation alleges that Granite and certain current and former executives and directors (and certain other entities and/or individuals), all of whom are Released Defendants as defined in Question 25 below, violated Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 by issuing Granite stock as part of the June 2018 merger pursuant to a registration statement and prospectus that incorporated materially false or misleading statements of fact and failed to disclose material facts as required under the rules and regulations governing the preparation of such documents. The allegations underlying the falsity of the financial statements incorporated into the registration statement and prospectus in Nasseri are the same allegations made in the Litigation. A demurrer on the amended complaint was overruled on April 6, 2021. This means that the case was allowed to proceed.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

The Nasseri litigation was brought on behalf of a purported class consisting of all persons and/or entities who acquired Granite common stock in the June 2018 merger, and who were damaged thereby. All of the persons and/or entities who acquired common stock as part of the merger are, and have always been, members of the Class in the Litigation, which includes all persons and entities who purchased or otherwise acquired Granite stock during the period of February 17, 2017, through October 24, 2019 and were damaged thereby.

For those Class Members who acquired common stock in the June 2018 merger and who held such stock through at least one of the corrective disclosures (that is, they held stock during the time when the Class Representative alleges the truth of Granite’s alleged misstatements started to come to light and, thus, the Class Representative maintains such persons were harmed by the resulting drop in Granite’s stock price), the Plan of Allocation (as detailed below) provides additional, higher recovery in recognition that such Class Members may have claims under the Securities Exchange Act of 1934 and the Securities Act of 1933. The Securities Act of 1933 claims are typically easier for plaintiffs to prove because such claims requires proof of fewer elements.

There may also be some potential Class Members who acquired Granite stock in the June 2018 merger but who sold their stock before the first alleged corrective disclosure on June 29, 2019. These potential Class Members face well-settled legal challenges that they cannot prove they have Exchange Act claims and the Plan of Allocation does not allocate any damages to them. In addition, their potential Securities Act of 1933 claims face significant risks, in particular the statutory defense that any loss such claimants may have suffered was not attributable to Defendants’ alleged misstatements but to other sources – known as “negative causation.” Defendants would argue that because these potential Class Members did not hold the stock at the time of the corrective disclosures (i.e., when the alleged misstatement came to light) their losses, if any, were caused by factors other than Defendants’ alleged misstatements. For these claimants, in light of the significant risks their Securities Act of 1933 claims face, the Plan of Allocation provides a discounted recovery (as discussed in more detail below).

To summarize the relative allocations (the specific amounts are set forth in the Plan of Allocation below at page 20):

(i)

Class Members who purchased shares in the open market, but not pursuant to the June 2018 Merger, have Securities Exchange Act of 1934 claims, but do not have Securities Act of 1933 claims asserted in Nasseri.

a.

To the extent such Class Members sold shares prior to any alleged corrective disclosure, those shares will be assigned a $0.00 Recognized Loss Amount (as defined in the Plan of Allocation below) because under established law the required elements of loss causation or damages cannot be proven.

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b.

To the extent such Class Members held or sold shares after any alleged corrective disclosure, those shares will be assigned a Recognized Loss Amount under the Plan of Allocation’s measure of out-of-pocket losses (the “Exchange Act Recognized Loss”).

(ii)

Class Members who received shares in the June 2018 Merger have claims under the Securities Exchange Act of 1934 (which have been asserted in this Litigation) and claims under the Securities Act of 1933 (asserted in Nasseri) for such shares.

a.

To the extent such Class Members sold such shares prior to any alleged corrective disclosure, those shares will be assigned a Recognized Loss Amount (as defined below) that is 10% of the statutory damage formula under the Securities Act of 1933. This recognizes that in this particular Litigation, Defendants have a statutory negative causation defense that the decline in value prior to the first corrective disclosure was not attributable to Defendants’ alleged misstatements, but to other sources.

b.

To the extent such Class Members held or sold shares after any alleged corrective disclosure, those shares will be assigned a Recognized Loss Amount that in all instances will reflect a substantial premium of approximately 60% over the Exchange Act Recognized Loss. This recognizes that the Securities Act of 1933 claims require less proof than the Securities Exchange Act of 1934 claim and damages are set by statutory formula, subject to the negative causation defense.

Settlement Proceedings

In March and April 2021, the parties engaged in three settlement conferences before Chief Magistrate Judge Joseph C. Spero. The first settlement conference was held on March 11, 2021 pursuant to order of the Court. ECF No. 140. Prior to that settlement conference, the parties submitted settlement conference statements with exhibits. A second settlement conference was held on March 24, 2021, and a third settlement conference was held on April 8, 2021. ECF Nos. 152, 168. Over the course of the three settlement conferences, the parties engaged in arms-length negotiations under the supervision of Judge Spero. At the conclusion of the April 8 settlement conference, the parties accepted Judge Spero’s mediator’s recommendation to settle the case, reaching a settlement in principle on the terms set forth herein, subject to the approval of the Court

On ___________, 2021, the Court entered an order preliminarily approving the proposed settlement, approving this Notice, setting deadlines, and scheduling the Settlement Hearing to consider whether to grant final approval of the settlement.

This Notice is NOT an expression of the Court’s opinion on the merits of any of the claims in the Litigation or whether Defendants engaged in any wrongdoing.

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To learn more about what has happened in the Litigation to date, including a detailed history, please see the Stipulation and other relevant pleadings which are available at www.GraniteSecuritiesLitigation.com (the “Settlement Website”). Instructions on how to get more information are also included in Question 26 below.

3. Why is this a class action?

In a class action, one or more persons or entities sue on behalf of people and entities who have similar claims. Together, these people and entities are referred to as a Class, and each is a Class Member. One court resolves the issues for all Class Members at the same time, except for those Class Members who exclude themselves from the Class (the process for which is described more fully in Question 13 below).

4. Why is there a settlement?

The Class Representative made claims against Defendants on behalf of Class Members. Defendants deny that they have done anything wrong or violated any statute and admit no liability. No court has decided in favor of the Defendants or the Class. Instead, all parties agreed to the settlement to avoid the costs and risks of further litigation, including trial and post-trial appeals, and the Class Representative agreed to the settlement to ensure that Class Members will receive compensation. The Representative and Class Counsel all believe the settlement is in the best interest of all Class Members in light of the real possibility that continued litigation could result in no recovery at all.

WHO IS IN THE SETTLEMENT

To see if you will get money from this settlement, you first have to decide if you are a Class Member.

5. How do I know if I am part of the settlement?

The Court directed that everyone who fits this description is a Class Member: All persons and entities who purchased or otherwise acquired Granite Construction Incorporated common stock during the period of February 17, 2017 through October 24, 2019, inclusive and were damaged thereby, except those Persons and entities that are excluded, as described below.

PLEASE NOTE: RECEIPT OF THIS NOTICE DOES NOT MEAN YOU ARE A CLASS MEMBER OR ENTITLED TO RECEIVE A PAYMENT FROM THE SETTLEMENT. IF YOU ARE A CLASS MEMBER AND YOU WISH TO BE ELIGIBLE TO GET A PAYMENT FROM THE SETTLEMENT, YOU MUST SUBMIT THE CLAIM FORM INCLUDED WITH THIS NOTICE SO THAT IT IS POSTMARKED OR SUBMITTED ONLINE BY ______________, 2021.

6. Are there exceptions to being included?

Excluded from the Class are persons who timely and validly request exclusion from the Class. Also excluded from the Class are (i) defendants and any affiliates or subsidiaries thereof, (ii) present and former officers and directors of Granite and its subsidiaries or affiliates, and their immediate family members (as defined in Item 404 of SEC Regulation S-K, 17 C.F.R. § 229.404, Instructions (1)(a)(iii) and (1)(b)(ii)); (iii) defendants’ liability insurance carriers, and any affiliates or subsidiaries thereof; (iv) any entity in which any defendant has or has had a controlling interest; (v) Granite’s employee retirement and benefits plan(s); and (vi) the legal representatives, heirs, estates, agents, successors, or assigns of any person or entity described in the preceding five categories.

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7. What if I am still not sure if I am included?

If you are still not sure whether you are included in the settlement, you can ask for free help. You can contact the Claims Administrator toll-free at 1-800-280-6458, or you can fill out and return the Proof of Claim enclosed with this Notice, to see if you qualify.

THE SETTLEMENT BENEFITS – WHAT YOU GET

8. What does the settlement provide?

A settlement has been reached in the Litigation between the Class Representative and Defendants, the terms and conditions of which are set forth in the Stipulation and the Exhibits thereto. The following description of the proposed settlement is only a summary, and reference is made to the text of the Stipulation, on file with the Court or accessible at www.GraniteSecuritiesLitigation.com, for a full statement of its provisions.

The Settlement Fund consists of One Hundred Twenty-Nine Million Dollars ($129,000,000.00) in cash, plus any interest earned thereon.

The Settlement Fund will be used to pay expenses for the Litigation, to pay for this Notice and the processing of claims submitted by Class Members, to pay Taxes and Tax Expenses, and to pay attorneys’ fees.

The balance of the Settlement Fund (the “Net Settlement Fund”) will be distributed, in accordance with the Plan of Allocation described below, to Class Members who submit valid and timely Proofs of Claim.

The effectiveness of the settlement is subject to a number of conditions and reference to the Stipulation is made for further particulars regarding these conditions.

9. How much will my payment be?

Your share of the fund will depend on several things, including how many Class Members submit a timely and valid Proof of Claim, the total dollar amount of the claims represented by the valid Proofs of Claim that Class Members send in, the number of shares of Granite common stock you purchased or acquired, how much you paid for the shares, when you purchased or acquired them, and if you sold your shares and for how much.

By following the instructions in the Plan of Allocation, you can calculate your claim. It is unlikely that you will get a payment for the full amount of your claim. After all Class Members have sent in their Proofs of Claim, the payment you get will be a part of the Net Settlement Fund equal to your claim divided by the total of all valid claimants’ claims. (See the Plan of Allocation below on pages ____ for more information on your claim.)

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10. How can I receive a payment?

You may submit a Proof of Claim as described below. If you choose this option, you will share in the proceeds of the proposed settlement if your claim is timely, valid, and entitled to a distribution under the Plan of Allocation described below and if the proposed settlement is finally approved by the Court; and you will be bound by the Judgment and release to be entered by the Court as described below.

TO PARTICIPATE IN THE DISTRIBUTION OF THE NET SETTLEMENT FUND, YOU MUST TIMELY SUBMIT A PROOF OF CLAIM. A Proof of Claim is enclosed with this Notice or it may be downloaded at www.GraniteSecuritiesLitigation.com. Read the instructions carefully, fill out the Proof of Claim, include all the documents the form asks for, sign it, and mail or submit it to the Claims Administrator so that it is postmarked or electronically submitted no later than _______, 2021. The Claim Form may be submitted online at www.GraniteSecuritiesLitigation.com. Unless the Court orders otherwise, if you do not timely submit a valid Proof of Claim, you will be barred from receiving any payments from the Net Settlement Fund, but will in all other respects be bound by the provisions of the Stipulation and the Judgment.

11. When would I receive my payment?

The Court will hold a Settlement Hearing on _____________, 2021, at ___ __.m., to decide whether to approve the settlement. If the Court approves the settlement after that hearing, there might be appeals. It is always uncertain whether these appeals can be resolved, and resolving them can take time, perhaps more than a year. It also takes time for all the Proofs of Claim to be processed. Please be patient.

12. What am I giving up to receive a payment or to stay in the Class?

If you do not make a valid and timely request in writing to be excluded from the Class, you will be bound by any and all determinations or judgments in the Litigation in connection with the settlement entered into or approved by the Court, whether favorable or unfavorable to the Class, and you shall be deemed to have, and by operation of the Judgment shall have, fully released all of the Released Claims against the Released Defendants, whether or not you submit a valid Proof of Claim.

EXCLUDING YOURSELF FROM THE CLASS

13. How do I get out of the proposed settlement?

If you wish to be excluded from the Class, meaning to opt out of the lawsuit, you must submit a request for exclusion in accordance with the instructions below. If you choose to be excluded: (1) you will NOT be entitled to share in any recovery from the Net Settlement Fund; (2) you will NOT be bound by any judgment or release entered in this lawsuit; and (3) AT YOUR OWN EXPENSE, you MAY pursue any claims that you have by filing your own lawsuit or taking other action.

If you are requesting exclusion because you want to bring your own lawsuit based on the matters alleged in the Litigation, you may want to consult an attorney and discuss whether it is too late to pursue your individual claim because it may be time-barred by the applicable statutes of limitations or repose.

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If you are excluded and pursue your own individual action you may also have to produce information and/or documents upon the Defendants’ request (a process known as “discovery”), which could include, but not be limited to, providing testimony under oath.

If you wish to be excluded, you must mail a written request stating that you wish to be excluded from the Class to the Notice Administrator, Epiq Class Action and Claims Solutions, Inc., at the following address:

Granite Securities Litigation

EXCLUSIONS

Epiq Class Action and Claims Solutions, Inc.

P.O. Box 5197

Portland, OR 97208-5197

The request for exclusion must: (1) include your name, address, and telephone number; (2) state that you wish to be “excluded from the Class and do not wish to participate in the settlement in The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. C 19-04744-WHA”; (3) state the date(s), price(s), and number(s) of shares of all your purchases, acquisitions, and/or sales of Granite common stock from February 17, 2017 through October 24, 2019, inclusive; and (4) be signed by you.

YOUR EXCLUSION REQUEST MUST BE POSTMARKED NO LATER THAN _____________, 2021.

No request for exclusion will be considered valid unless all of the information described above is included in any such request. No further opportunity to request exclusion will be given in the Litigation. If you choose to be excluded from the Class, (a) you are not entitled to share in the proceeds of the settlement described herein; (b) you are not bound by any judgment entered in the Litigation; and (c) you are not precluded by the settlement from otherwise prosecuting an individual claim against Defendants, if timely, based on the matters complained of in the Litigation.

14. If I do not exclude myself, can I sue the Released Defendants for the same thing later?

No. Unless you exclude yourself, you give up any rights to sue the Released Defendants for any and all Released Claims. If you have a pending lawsuit against the Released Defendants, speak to your lawyer in that case immediately. You must exclude yourself from the Class if you want to continue your own lawsuit. Remember, the exclusion deadline is _____________, 2021.

15. If I exclude myself, can I get money from the proposed settlement?

No. If you exclude yourself, you may not send in a Proof of Claim to ask for any money.

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THE LAWYERS REPRESENTING YOU

16. Do I have a lawyer in this case?

The Court appointed the law firm of Bleichmar Fonti & Auld LLP to represent the class in this Litigation, including you (assuming you are a Class Member). These lawyers are called Class Counsel.

You will not be charged for these lawyers. They will be paid from the Settlement Fund to the extent the Court approves their application for fees and expenses. If you want to be represented by your own lawyer, you may hire one at your own expense.

17. How will the lawyers be paid?

At the Settlement Hearing, Class Counsel will request that the Court award aggregate attorneys’ fees according to the terms of the retainer agreement between the Class Representative and Class Counsel. These attorney’s fees are estimated to be no more than 18% of the Settlement Amount, or $23,220,000. Class members are not personally liable for any such fees or any other expenses (estimated not to exceed $950,000 for litigation expenses, and $550,000 for Notice and Administration Expenses). The net recovery for Class Members (also referred to as the Net Settlement Fund) is estimated to be at least $104,280,000 ($129,000,000 minus all of the foregoing fees and expenses).

Class Counsel states that it has litigated this case on behalf of the Class Representative and the Class for over eighteen months against the Defendants, who are currently represented by four different law firms. On behalf of the Class, Class Counsel conducted an extensive investigation and drafted a substantially enhanced amended complaint that included new theories of liability alleging technical violations of Generally Accepted Accounting Principles; defeated Defendants’ motion to dismiss the complaint; obtained class certification; resolved numerous discovery disputes; and litigated one such discovery dispute before the Court. Class Counsel also propounded dozens of document requests and subpoenas and obtained and analyzed nearly 2 million pages of documents from the Defendants as well as third parties, including Granite’s auditors and certain construction joint ventures. Additionally, Class Counsel deposed three current or former Granite employees, including one 30(b)(6) deposition on seven noticed topics, and, at the time this settlement was reached, had scheduled, assigned teams to prepare, and was preparing to take 12 additional fact witness depositions and a further 30(b)(6) deposition. Class Counsel also served written interrogatories on Defendant Granite. Based on extensive investigation, Class Counsel moved for partial summary judgment for particular elements of certain claims based on information obtained during the course of discovery. Pursuant to the Class Representative’s retainer agreement with Class Counsel, which the Court reviewed prior to appointing Class Counsel, Class Counsel will not receive any compensation for any of its time, and no reimbursement for any of its expenses, absent a recovery for the Class Representative and the Class.

To date, Class Counsel has not received any payment for their services representing Class Members, nor has it been paid any of its expenses. The fees requested by Class Counsel will compensate counsel for its efforts in achieving the settlement for the benefit of the Class, and for the risks it undertook in representing the Class on a wholly contingent basis. Class Counsel believes that its total attorneys’ fee request is well within the range of fees awarded to plaintiff’s counsel under similar circumstances in other litigation of this type. The percentage fee award that Class Counsel will request is consistent with the fee caps that were approved by the Class Representative and shared with the Court at the outset of the Litigation.

18. Can I hire my own lawyer?

If you are a Class Member, you may, but are not required to, enter an appearance through counsel of your own choosing and at your own expense, provided that such counsel must file an appearance on your behalf on or before _______, 2021, and must serve copies of such appearance on the attorneys listed below. If you do not enter an appearance through counsel of your own choosing, you will be represented by Class Counsel: Peter E. Borkon, Bleichmar Fonti & Auld LLP, 555 12th Street, Oakland, CA 94607, Telephone: 888-879-9418.

Class Counsel

Bleichmar Fonti & Auld LLP

Peter E. Borkon

555 12th Street

Oakland, CA 94607

Telephone: 888-879-9418

Counsel for the defendants are listed below:

Counsel for Defendant Granite

Munger, Tolles & Olson LLP

David Fry

500 Mission Street

San Francisco, CA 94105

Counsel for Defendant Roberts

O’Melveny & Myers LLP

Amy S. Park

2765 Sand Hill Road

Menlo Park, CA 94025

Counsel for Defendant Desai

Wilmer Cutler Pickering Hale and Dorr LLP

Michael Mugmon

1 Front Street, Suite 3500

San Francisco, California 94111

Counsel for Defendant Krzeminski

Kobre & Kim LLP

Hartley M.K. West

150 California Street, 19th Floor

San Francisco, California 94111

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OBJECTING TO THE SETTLEMENT

19. How do I tell the Court that I object to the proposed settlement?

Any Class Member who objects to any aspect of the settlement, including the Plan of Allocation, or the application for attorneys’ fees and expenses, may appear and ask to be heard at the Settlement Hearing. The Court can only approve or deny the settlement; the Court cannot change its terms. You can ask the Court to deny approval of the settlement by filing an objection.

You may object to the proposed settlement in writing. You may also appear at the Settlement Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for any legal expenses charged by that attorney. Any objection must (1) include your name, address, and telephone number; (2) clearly identify the case name and number (The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. C 19-04744-WHA (N.D. Cal.)); (3) demonstrate your membership in the Class, including the date(s), price(s), and number(s) of shares of all purchases, acquisitions, and/or sales of Granite common stock from February 17, 2017 through October 24, 2019, inclusive; (4) contain a statement of the reasons for objection; and (5) be submitted to the Court either by mailing them to the Class Action Clerk, United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, CA 94102, or by filing them in person at any location of the United States District Court for the Northern District of California, or electronically by ECF on the docket for this case. Such objections, papers, and briefs must be received or filed, not simply postmarked, on or before ________, 2021.

Only Class Members who have submitted written notices of objection in the manner and time provided above will be heard at the Settlement Hearing, unless the Court orders otherwise. Any Class Member who does not make their objection in the manner and time provided above shall be deemed to have waived such objection and shall be foreclosed from making any objection to the fairness or adequacy of the proposed settlement, to the Plan of Allocation, or to the award of attorneys’ fees and expenses, unless otherwise ordered by the Court.

20. What is the difference between objecting and excluding myself?

Objecting is telling the Court that you do not like something about the proposed settlement, the Plan of Allocation, or the attorneys’ fee and expense application. You can object only if you stay in the Class. Excluding yourself is telling the Court that you do not want to be part of the Class. Do not submit both an objection and a request for exclusion. If you submit both, your objection will be disregarded.

THE COURT’S SETTLEMENT HEARING

21. When and where will the Court decide whether to approve the proposed settlement?

The Settlement Hearing will be held on _______, 2021, at ____, before the Honorable William Alsup, United States District Judge, at the United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, California 94102. The purpose of the Settlement Hearing will be to determine: (1) whether the proposed settlement, as set forth in the Stipulation, consisting of One Hundred Twenty-Nine Million Dollars ($129,000,000.00) in cash, should be approved as fair, reasonable, and adequate to the Class Members; (2) whether the proposed plan to distribute the Net Settlement Fund (the “Plan of Allocation”) is fair, reasonable, and adequate; (3) whether the applications by Class Counsel for attorneys’ fees and expenses should be approved; and (4) whether the proposed Judgment should be entered. The Court may adjourn the Settlement Hearing to another time (i.e., reschedule) without further notice to the Class. Before the Settlement Hearing, Class Members who plan to attend should check the Settlement Website or the Court’s PACER site (see Question 26 below) to confirm that the date of the Settlement Hearing has not been changed.

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22. Do I have to attend the hearing?

No. Class Counsel will answer questions the Court may have. But you are welcome to attend at your own expense. If you send an objection or statement in support of the settlement, you are not required to go to Court to discuss it. As long as you mailed your objection on time, the Court will consider it. You may also pay your own lawyer to attend, but you are not required to do so. Class Members do not need to appear at the hearing or take any other action to indicate their approval.

23. May I speak at the hearing?

If you object to any aspect of the settlement, you may ask the Court for permission to speak at the Settlement Hearing. To do so, you must include in your objection (see Question 19 above) a statement saying that it is your “Notice of Intention to Appear in The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. C 19-04744-WHA.” Persons who intend to object to any aspect of the settlement, and desire to present evidence at the Settlement Hearing must include in their written objections the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Settlement Hearing. You cannot speak at the hearing if you exclude yourself.

24. What happens if I do nothing at all?

You may do nothing at all. If you choose this option, you will not share in the proceeds of the settlement, but you will be bound by any judgment entered by the Court, and you shall be deemed to have, and by operation of the Judgment shall have, fully released all of the Released Claims against the Released Defendants.

DISMISSALS AND RELEASES

25. What happens if the proposed settlement is approved?

As a Class Member, in consideration for the benefits of the settlement, you will be bound by the terms of the settlement and you will release the Released Defendants from the Released Claims as defined below.

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“Released Claims” means any and all claims, rights, causes of action, liabilities, actions, suits, damages, or demands (including unknown claims) of any kind whatsoever, that the Class Representative or any Class Member has that relate in any way to the purchase, acquisition, holding, sale, or disposition of Granite common stock by Class Members during the period between February 17, 2017 and October 24, 2019, inclusive, and either: (a) arise out of or are based upon or related to the facts alleged or the claims or allegations set forth in the Action; or (b) relate in any way to any alleged violation of the Securities Act of 1933, the Securities Exchange Act of 1934, or any other state, federal or foreign jurisdiction’s securities or other laws, any alleged misstatement, omission or disclosure (including in financial statements) or other alleged securities-related wrongdoing or misconduct by the Released Defendants. Without limiting the foregoing, “Released Claims” includes all claims against the Released Defendants alleged in Nasseri v. Granite Construction, Inc., et al., Superior Court of the State of California, Santa Cruz County Case No. 19CV03208. “Released Claims” does not include shareholder derivative claims against the Released Defendants alleged in English v. Roberts, et al., No. 5:20-cv-03116-WHA (N.D. Cal.). Notwithstanding the foregoing, “Released Claims” does not include claims relating to the enforcement of the Settlement.

“Released Defendants” means each and all of the Defendants and each of their Related Parties. “Related Parties” means, as applicable, each of a person or entity’s respective present and former parents, subsidiaries, divisions, joint ventures, affiliates, and each of their respective present and former employees, members, partners, principals, agents, officers, directors, controlling shareholders, attorneys, advisors, accountants, auditors, financial or investment advisors or consultants, banks or investment bankers, personal or legal representatives, insurers, coinsurers, reinsurers, related or affiliated entities, predecessors, successors, spouses, estates, heirs, executors, trusts, trustees, administrators, agents, representatives, and assigns, in their capacity as such, and any entity in which a person or entity has a controlling interest

If the proposed settlement is approved, the Court will enter a Judgment (the “Judgment”). In addition, upon the Effective Date of the Judgment, the Class Representative and all Class Members and anyone claiming through or on behalf of any of them shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims against the Released Defendants, whether or not such Class Member executes and delivers the Proof of Claim and Release, whether or not such Class Member shares in the Settlement Fund, and whether or not such Class member objects to the settlement, and will be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal or administrative forum, asserting any and all Released Claims against any of the Released Defendants, except to enforce the Stipulation.

GETTING MORE INFORMATION

26. How do I get more information about the proposed settlement?

This Notice contains only a summary of the terms of the proposed settlement and does not describe all of the details of the Stipulation. For the precise terms and conditions of the settlement, please see the Stipulation available at www.GraniteSecuritiesLitigation.com; by contacting Class Counsel at 888-879-9418; by accessing the Court docket in the Litigation through the Federal Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.cand.uscourts.gov, or by visiting the office of the Clerk at the United States District Court for the Northern District of California, 450 Golden Gate Avenue, San Francisco, California 94102, between 9:00 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays.

DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

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If you have any questions about the settlement, you may contact Class Counsel by writing to:

Bleichmar Fonti & Auld LLP

Peter E. Borkon

555 12th Street

Oakland, CA 94607

Telephone: 888-879-9418

SPECIAL NOTICE TO NOMINEES

Nominees who purchased or otherwise acquired Granite common stock for the beneficial interest of other Persons between February 17, 2017 and October 24, 2019, inclusive, shall either: (i) within seven (7) calendar days of receipt of this Notice, request from the Notice Administrator sufficient copies of the Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of this Notice, provide a list of the names and addresses of all such beneficial owners to the Notice Administrator at Granite Securities Litigation, c/o Epiq Class Action and Claims Solutions, Inc., P.O. Box 5197, Portland, OR 97208-5197.

If you choose the first option, you must send a statement to the Administrator confirming that the mailing was made and you must retain your mailing records for use in connection with any further notices that may be provided in the Action.

If you choose the second option, the Administrator will send a copy of the Notice to the beneficial owners.

Upon full and timely compliance with these directions, such nominees may seek reimbursement of their reasonable expenses actually incurred by providing the Notice Administrator with proper documentation supporting the expenses for which reimbursement is sought.

Copies of this Notice may also be obtained from www.GraniteSecuritiesLitigation.com, or by calling the Notice Administrator toll free at 1-800-280-6458

PLAN OF ALLOCATION OF NET SETTLEMENT FUND

1.

In developing the Plan of Allocation, the Class Representative’s damages expert calculated the estimated amount of artificial inflation in the per share closing price of Granite common stock which allegedly was proximately caused by Defendants’ alleged false and misleading statements and material omissions.

2.

For each purchase or acquisition of Granite common stock between February 17, 2017 and October 24, 2019, inclusive (the “Class Period”) that is listed in the Claim Form and properly documented, a “Recognized Loss Amount” will be calculated according to the formula(s) described below. To the extent that the calculation of a Claimant’s Recognized Loss Amount results in a negative number, that number will be set to zero.

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3.

Pursuant to the Plan of Allocation, a Class Member may have a claim under the Securities Act of 1933 (the “Securities Act”) and/or Securities Exchange Act of 1934 (the “Exchange Act”), as described below.

I.        Exchange Act Recognized Loss Amount Calculations

4.

In calculating the estimated artificial inflation allegedly caused by Defendants’ misrepresentations and omissions, the Class Representative’s damages expert considered price changes in Granite common stock in reaction to certain public announcements allegedly revealing the truth concerning Defendants’ alleged misrepresentations and material omissions, adjusting for price changes that were attributable to market or industry forces.

5.

In order to have recoverable damages under the Exchange Act, the disclosure of the allegedly misrepresented information must be the cause of the decline in the price of Granite common stock. In this case, the Class Representative alleges that Defendants made false statements and omitted material facts during the Class Period, which had the effect of artificially inflating the price of Granite common stock. The Class Representative further alleges that corrective information was released to the market on July 29, 2019 (after market close), August 2, 2019 (prior to market open), and October 25, 2019 (prior to market open), which removed artificial inflation from the price of Granite common stock on July 30, 2019, August 2, 2019, and October 25, 2019.

6.

Recognized Loss Amounts are based primarily on the difference in the amount of alleged artificial inflation in the prices of Granite common stock at the time of purchase or acquisition and at the time of sale or the difference between the actual purchase price and sale price. Accordingly, in order to have a Recognized Loss under the Plan of Allocation, an Authorized Claimant must have purchased or otherwise acquired Granite common stock during the Class Period and held such Granite common stock through at least one of the alleged corrective disclosures that removed artificial inflation from the price of Granite common stock.

7.

Based on the formula stated below, a Recognized Loss Amount will be calculated for each purchase or acquisition of Granite common stock that is listed on the Claim Form and for which adequate documentation is provided.[2] If a Recognized Loss Amount calculates to a negative number or zero under the formula below, that number will be zero.

8.

For each share of Granite common stock purchased or otherwise acquired during the Class Period (from February 17, 2017 through and including October 24, 2019), excluding shares received as a result of a conversion from Layne common stock to Granite common stock on June 15, 2018, and:

a.	Sold before July 30, 2019, the Recognized Loss Amount will be $0.00.

2 The following formulas do not apply to shares acquired in the merger with Layne Christensen on June 14, 2018 as described in the section below titled “Securities Act Recognized Loss Amount Calculations”.

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Case No. 3:19-CV-04744-WHA

b.

Sold from July 30, 2019 through and including October 24, 2019, the Recognized Loss Amount will be the amount of artificial inflation per share on the date of purchase/acquisition as stated in Table A minus the amount of artificial inflation per share on the date of sale as stated in Table A.

c.

Sold from October 25, 2019 through and including the close of trading on January 22, 2020, the Recognized Loss Amount will be the lesser of: (i) the amount of artificial inflation per share on the date of purchase/acquisition as stated in Table A; (ii) the purchase/acquisition price minus the average closing price between October 25, 2019 and the date of sale as stated in Table B below.

d.

Held as of the close of trading on January 22, 2020, the Recognized Loss Amount will be the lesser of: (i) the amount of artificial inflation per share on the date of purchase/acquisition as stated in Table A; or (ii) the purchase/acquisition price minus $26.71.[3]

II.        Securities Act Recognized Loss Amount Calculations

9.

For shares of Granite common stock received as a result of the conversion from Layne common stock to Granite common stock on June 15, 2018 in accordance with the June 14, 2018 completion of merger with Layne Christensen, the Recognized Loss shall be calculated under the Securities Act’s statutory formula for the calculation of damages, as provided below in Paragraphs 10 and 11.

10.	For each share of Granite common stock received as a result of a conversion from Layne common stock to Granite common stock on June 15, 2018 and:

a.	Sold before July 30, 2019, the Recognized Loss Amount shall be $57.54 (the Layne conversion purchase/acquisition price per share) minus the sale price per share, multiplied by 0.10.

b.

Sold from July 30, 2019 through August 1, 2019, the Recognized Loss Amount shall be the lesser of: (i) $57.54 (the Layne conversion purchase/acquisition price per share) minus the sale price per share; or (ii) $8.53 (the July 30, 2019 market adjusted price decline).

3 Pursuant to Section 21D(e)(1) of the Exchange Act, “in any private action arising under this title in which the plaintiff seeks to establish damages by reference to the market price of a security, the award of damages to the plaintiff shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the subject security and the mean trading price of that security during the 90-day period beginning on the date on which the information correcting the misstatement or omission that is the basis for the action is disseminated to the market.” Consistent with the requirements of the Exchange Act, Recognized Loss Amounts are reduced to an appropriate extent by taking into account the closing prices of Granite common stock during the “90-day look-back period,” October 25, 2019 through and including January 22, 2020.  The mean (average) closing price for Granite common stock during this 90-day look‑back period was $26.71.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

c.

Sold from August 2, 2019 through October 22, 2019, the Recognized Loss Amount shall be the lesser of: (i) $57.54 (the Layne conversion purchase/acquisition price per share) minus the sale price per share; or (ii) $10.29 (the July 30, 2019 and August 2, 2019 market adjusted price declines).

d.

Sold from October 23, 2019[4] through October 24, 2019, the Recognized Loss Amount shall be the least of: (i) $57.54 (the Layne conversion purchase/ acquisition price per share) minus the sale price per share; (ii) $20.11 ($57.54, the Layne conversion purchase/acquisition price per share, minus $37.43, the closing price on the date of suit); or (iii) $10.29 (the July 30, 2019 and August 2, 2019 market adjusted price declines).

e.

Sold from October 25, 2019, through the close of trading on [the mailing date of the Settlement Notice], the Recognized Loss Amount shall be the lesser of: (i) $57.54 (the Layne conversion purchase/acquisition price per share) minus the sale price per share; or (ii) $20.11 ($57.54, the Layne conversion purchase/acquisition price per share, minus $37.43, the closing price on the date of suit).

f.

Held through the close of trading on [the mailing date of the Settlement Notice], the Recognized Loss Amount shall be $20.11 ($57.54, the Layne conversion purchase/acquisition price per share, minus $37.43, the closing price on the date of suit).

11.

To reflect the differences in the standard of proof under Securities Act Claims and Exchange Act Claims, the Recognized Loss Amounts calculated in the previous paragraph parts b. through f. shall be multiplied by 1.6.[5]

ADDITIONAL PROVISIONS

12.	Calculation of Claimant’s “Recognized Claim”: A Claimant’s “Recognized Claim” will be the sum of his, her, or its Recognized Loss Amounts as calculated above with respect to Granite common stock.

13.

FIFO Matching: If a Class Member made more than one purchase/acquisition or sale of Granite common stock during the Settlement Class Period, all purchases/acquisitions and sales will be matched on a First In, First Out (“FIFO”) basis. Settlement Class Period sales will be matched first against any holdings at the beginning of the Settlement Class Period, and then against purchases/acquisitions in chronological order, beginning with the earliest purchase/acquisition made during the Settlement Class Period.

4 For purposes of the statutory calculations, October 23, 2019, the date of filing of the initial Section 11 complaint in the Action, is the date of suit.
5 For example, under Section 11, plaintiffs need not prove intent to defraud; such proof is required under Section 10(b).

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

14.

“Purchase/Sale” Dates: Purchases or acquisitions and sales of Granite common stock will be deemed to have occurred on the “contract” or “trade” date as opposed to the “settlement” or “payment” date. The receipt or grant by gift, inheritance, or operation of law of Granite common stock during the Settlement Class Period shall not be deemed a purchase, acquisition or sale of Granite common stock for the calculation of a Claimant’s Recognized Loss Amount, nor shall the receipt or grant be deemed an assignment of any claim relating to the purchase/acquisition/sale of Granite common stock unless (i) the donor or decedent purchased or otherwise acquired or sold Granite common stock during the Settlement Class Period; (ii) the instrument of gift or assignment specifically provides that it is intended to transfer such rights; and (iii) no Claim was submitted by or on behalf of the donor, on behalf of the decedent, or by anyone else with respect to such shares of Granite common stock.

15.

Short Sales: The date of covering a “short sale” is deemed to be the date of purchase or acquisition of the Granite common stock. The date of a “short sale” is deemed to be the date of sale of the Granite common stock. In accordance with the Plan of Allocation, however, the Recognized Loss Amount on “short sales” and the purchases covering “short sales” is zero.

16.

In the event that a Claimant has an opening short position in Granite common stock, the earliest purchases or acquisitions of Granite common stock during the Settlement Class Period will be matched against such opening short position and not be entitled to a recovery until that short position is fully covered.

17.

Common Stock Purchased/Sold Through the Exercise of Options: With respect to Granite common stock purchased or sold through the exercise of an option, the purchase/sale date of the common stock is the exercise date of the option and the purchase/sale price is the exercise price of the option.

18.

Determination of Distribution Amount: If the sum total of Recognized Claims of all Authorized Claimants who are entitled to receive payment out of the Net Settlement Fund is greater than the Net Settlement Fund, each Authorized Claimant shall receive his, her, or its pro rata share of the Net Settlement Fund. The pro rata share will be the Authorized Claimant’s Recognized Claim divided by the total of Recognized Claims of all Authorized Claimants, multiplied by the total amount in the Net Settlement Fund.

19.

If the Net Settlement Fund exceeds the sum total amount of the Recognized Claims of all Authorized Claimants entitled to receive payment out of the Net Settlement Fund, the excess amount in the Net Settlement Fund will be distributed pro rata to all Authorized Claimants entitled to receive payment.

20.	If an Authorized Claimant’s Distribution Amount calculates to less than $10.00, no distribution will be made to that Authorized Claimant

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

TABLE A

Estimated Artificial Inflation with Respect to Granite Common Stock Transactions February 17, 2017 through and including October 24, 2019

Date Range	Artificial Inflation Per Share
February 17, 2017 – July 29, 2019	$21.37
July 30, 2019 – August 1, 2019	$12.84
August 2, 2019 – October 24, 2019	$11.08

TABLE B

90-Day Look-back Table for Granite Common Stock

Closing Price and Average Closing Price

October 25, 2019 through January 22, 2020

Date	Closing Price	Average Closing Price Between October 25, 2019 and Date Shown	Date	Closing Price	Average Closing Price Between October 25, 2019 and Date Shown
10/25/2019	$26.25	$26.25	12/9/2019	$25.36	$26.13
10/28/2019	$25.73	$25.99	12/10/2019	$25.39	$26.11
10/29/2019	$23.75	$25.24	12/11/2019	$26.31	$26.12
10/30/2019	$24.19	$24.98	12/12/2019	$27.58	$26.16
10/31/2019	$23.54	$24.69	12/13/2019	$26.22	$26.16
11/1/2019	$25.23	$24.78	12/16/2019	$28.20	$26.22
11/4/2019	$26.77	$25.07	12/17/2019	$28.09	$26.27
11/5/2019	$27.25	$25.34	12/18/2019	$27.74	$26.31
11/6/2019	$26.61	$25.48	12/19/2019	$27.83	$26.35
11/7/2019	$27.80	$25.71	12/20/2019	$28.02	$26.39
11/8/2019	$27.95	$25.92	12/23/2019	$27.93	$26.42
11/11/2019	$27.52	$26.05	12/24/2019	$27.15	$26.44
11/12/2019	$27.41	$26.15	12/26/2019	$27.55	$26.47
11/13/2019	$27.16	$26.23	12/27/2019	$26.94	$26.48
11/14/2019	$27.28	$26.30	12/30/2019	$27.48	$26.50
11/15/2019	$27.10	$26.35	12/31/2019	$27.67	$26.53
11/18/2019	$26.51	$26.36	1/2/2020	$27.59	$26.55

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

Date	Closing Price	Average Closing Price Between October 25, 2019 and Date Shown	Date	Closing Price	Average Closing Price Between October 25, 2019 and Date Shown
11/19/2019	$26.75	$26.38	1/3/2020	$27.94	$26.58
11/20/2019	$26.25	$26.37	1/6/2020	$28.03	$26.61
11/21/2019	$26.18	$26.36	1/7/2020	$27.75	$26.63
11/22/2019	$26.13	$26.35	1/8/2020	$27.58	$26.65
11/25/2019	$26.85	$26.37	1/9/2020	$27.67	$26.67
11/26/2019	$26.16	$26.36	1/10/2020	$27.68	$26.69
11/27/2019	$25.81	$26.34	1/13/2020	$26.12	$26.68
11/29/2019	$25.76	$26.32	1/14/2020	$26.89	$26.68
12/2/2019	$25.28	$26.28	1/15/2020	$27.32	$26.69
12/3/2019	$24.98	$26.23	1/16/2020	$27.54	$26.71
12/4/2019	$25.28	$26.20	1/17/2020	$26.76	$26.71
12/5/2019	$25.92	$26.19	1/21/2020	$26.78	$26.71
12/6/2019	$25.34	$26.16	1/22/2020	$26.56	$26.71

DATED:____________________________	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

EXHIBIT A-2

PROOF OF CLAIM AND RELEASE

I.	GENERAL INSTRUCTIONS

1.    To recover as a Class Member based on your claims in the action entitled The Police Retirement System of St. Louis v. Granite Construction Incorporated et al., Case No. 3:19-cv-04744-WHA (the “Action”), you must complete and, on page 6 hereof, sign this Proof of Claim and Release form (“Proof of Claim” or “Claim Form”). If you fail to submit a properly addressed (as set forth in paragraph 3 below) Proof of Claim, your claim may be rejected, and you may be precluded from any recovery from the Net Settlement Fund created in connection with the proposed settlement of the Action.1

2.    Submission of this Proof of Claim, however, does not assure that you will share in the proceeds of the Settlement in the Action. To share in the proceeds, the Claims Administrator must determine, based on the information in your Proof of Claim and Release, that you have a recognized loss as a result of your purchases or acquisitions of Granite common stock during the period from February 17, 2017, through October 24, 2019, inclusive.

3.     THIS CLAIM FORM MUST BE SUBMITTED ONLINE AT WWW.GRANITESECURITIESLITIGATION.COM NO LATER THAN ________________, OR, IF MAILED, BE POSTMARKED OR RECEIVED NO LATER THAN ________________, ADDRESSED AS FOLLOWS:

Granite Securities Litigation

Claims Administrator

P.O. Box 5197

Portland, OR 97208-5197

4. If you are a Class Member, you are bound by the terms of any judgment entered in the Action, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM OR RECEIVE A PAYMENT, unless you timely and validly request exclusion from the Settlement Class pursuant to the Notice. If you request exclusion, do not submit a Claim Form because you will no longer be eligible to do so.

II.	CLAIMANT IDENTIFICATION

1.    If you purchased or acquired Granite Construction Incorporated (“Granite”) publicly traded common stock during the period from February 17, 2017, through October 24, 2019, inclusive, and held the share(s) in your name, you are the beneficial purchaser or acquirer as well as the record purchaser or acquirer. If, however, the share(s) were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is a record purchaser.

2.    Use Part I of this form below entitled “Claimant Identification” to identify each beneficial purchaser or acquirer of Granite publicly traded common stock that forms the basis of this claim, as well as the record purchaser or acquirer if different. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER OR PURCHASERS, OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER OR PURCHASERS OF THE GRANITE COMMON STOCK UPON WHICH THIS CLAIM IS BASED.

3.    All joint purchasers must sign this Claim Form. Executors, administrators, guardians, conservators, and trustees must complete and sign this Claim Form on behalf of Persons represented by them; their authority must accompany this Claim Form, and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.

III.	IDENTIFICATION OF TRANSACTIONS

1.    Use Part II of this form below entitled “Schedule of Transactions in Granite Common Stock” to supply all required details of your transaction(s). If you need more space or additional schedules, attach separate sheets giving all of the required information in substantively the same form. Sign and print or type your name on each additional sheet.

2.    On the schedules, provide all of the requested information with respect to all of your purchases or acquisitions and all of your sales of Granite common stock that took place at any time from February 17, 2017, through January 22, 2020, inclusive, whether such transactions resulted in a profit or a loss. You must also provide all of the requested information with respect to your sales of Granite common stock and the shares of Granite common stock you held at the opening of trading on February 17, 2017, and the close of trading on January 22, 2020. Failure to report all such transactions may result in the rejection of your claim. If you received shares of Granite common stock as a result of the conversion from Layne common stock to Granite common stock on June 15, 2018, in accordance with the June 14, 2018 completion of merger with Layne Christensen (the “June 2018 Merger”) then you need to provide all of your sales of Granite common stock that took place at any time from February 17, 2017, through [the mailing date of the Settlement Notice] and the shares of Granite common stock you held at the close of trading on [the mailing date of the Settlement Notice].

1

3.    List each transaction in the Class Period separately and in chronological order by trade date, beginning with the earliest. You must accurately provide the month, day, and year of each transaction you list.

4.    Copies of broker confirmations or other documentation of your transactions in Granite common stock must be submitted with your Claim Form. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim. THE PARTIES DO NOT HAVE INFORMATION ABOUT YOUR TRANSACTIONS.

5.    Claimants who received shares of Granite common stock as a result of the June 2018 Merger need to provide documentation showing the acquiring of Granite shares through the June 2018 Merger. The brokerage statements must reflect the number of Granite common stock shares received in exchange for Layne common stock.

6.    The above requests are designed to provide the minimum amount of information necessary to process the simplest claims.

7.    NOTICE REGARDING ELECTRONIC FILES: Certain claimants with large numbers of transactions may request, or may be requested, to submit information regarding their transactions in electronic files. To obtain the mandatory electronic filing requirements and file layout, you may visit the Settlement website at www.GraniteSecuritiesLitigation.com. Any file not in accordance with the required electronic filing format will be subject to rejection.

1 Unless otherwise stated, all terms used in this Proof of Claim shall have the same meanings as set forth in the Stipulation and Agreement of Settlement filed with the Court.

2

PART I:         CLAIMANT IDENTIFICATION

The Claims Administrator will use this information for all communications regarding this Claim Form. If this information changes, you MUST notify the Claims Administrator in writing at the address above. Complete names of all persons and entities must be provided.

Beneficial Owner’s First Name               MI         Beneficial Owner’s Last Name

Co-Beneficial Owner’s First Name         MI         Co-Beneficial Owner’s Last Name

Entity Name (if claimant is not an individual)

Representative or Custodian Name (if different from Beneficial Owner[s] listed above)

Address 1 (street name and number)

Address 2 (apartment, unit, or box number)

City                                      State                                      ZIP/Postal Code

 –

Foreign Country (only if not USA)

Social Security Number (last four digits only) or Taxpayer Identification Number

OR                                               –

Telephone Number

 –         –

Email Address

Account Number

Account Type (check appropriate box)

Individual (includes joint owner accounts)	Pension Plan	Trust

Corporation	Estate

IRA/401(k)	Other ____________________________________	(please specify)

3

DMx

*Placeholder*

PART II:         SCHEDULE OF TRANSACTIONS IN GRANITE PUBLICLY TRADED COMMON STOCK

A.	Number of shares of Granite publicly traded common stock held at the opening of trading on February 17, 2017 (must be documented):

B.

Purchases or acquisitions of Granite publicly traded common stock from February 17, 2017, through [the mailing date of the Settlement Notice], inclusive. Select box for "Conversion Shares" if shares were acquired as part of the June 2018 Merger (must be documented):

Date of Purchase/	Number of Shares
Acquisition	Purchased/	Purchase/ Acquisition	Total Purchase/ Acquisition	Confirm Proof of Purchase/	Conversion
(List Chronologically)	Acquired	Price per Share	Price(excluding taxes,	Acquisition Enclosed	Shares

		●	●	●

		●	●	●

		●	●	●

		●	●	●

		●	●	●

C.	Sales of Granite publicly traded common stock from February 17, 2017, through [the mailing date of the Settlement Notice], inclusive (must be documented):

Date of Sale (List Chronologically) (Month/Day/Year)	Number of Shares Sold	Sale Price per Share	Total Sale Price (excluding taxes, commissions, and fees)	Confirm Proof of Sale Enclosed

		●	●	●

		●	●	●

		●	●	●

		●	●	●

		●	●	●

D.	Number of shares of Granite publicly traded common stock held at the close of trading on [the mailing date of the Settlement Notice], inclusive (must be documented):

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.

YOU MUST READ AND SIGN THE RELEASE ON PAGE 6. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM

4

IV.	SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS

I (We) submit this Proof of Claim and Release under the terms of the Stipulation and Agreement of Settlement, dated April 29, 2021 (“Stipulation”) described in the Notice. I (We) also submit to the jurisdiction of the United States District Court for the Northern District of California, with respect to my (our claim) as a Class Member (as defined in the Notice) and for purposes of enforcing the release set forth herein. I (We) further acknowledge that I am (we are) not excluded from the Settlement Class and am (are) bound by and subject to the terms of any judgment that may be entered in the Action. I (We) agree to furnish additional information to support this claim if required to do so. I (We) have not submitted any other claim covering the same purchases or sales of Granite publicly traded common stock during the Class Period and know of no other Person having done so on my (our) behalf.

V.	RELEASE

1.    I (We) hereby acknowledge, on behalf of myself (ourselves) and each of my (our) past and present trustees, fiduciaries, guardians, representatives, estate trustees, heirs, executors, administrators, predecessors, successors and assigns, and any other person claiming by, through or on behalf of myself (ourselves), in their capacities as such, shall be deemed by operation of law to (a) have released, waived, discharged and dismissed each and every of the Released Claims against the Released Parties; and (b) forever be enjoined from commencing, instituting or prosecuting any or all of the Released Claims against any of the Released Defendants.

2.    “Released Claims” means any and all claims, rights, causes of action, liabilities, actions, suits, damages, or demands (including Unknown Claims as defined in ¶1.34 of the Stipulation) of any kind whatsoever, that the Class Representative or any Class Member has that relate in any way to the purchase, acquisition, holding, sale, or disposition of Granite common stock by Class Members during the period between February 17, 2017 and October 24, 2019, inclusive, and either: (a) arise out of or are based upon or related to the facts alleged or the claims or allegations set forth in the Litigation; or (b) relate in any way to any alleged violation of the Securities Act of 1933, the Securities Exchange Act of 1934, or any other state, federal or foreign jurisdiction’s securities or other laws, any alleged misstatement, omission or disclosure (including in financial statements) or other alleged securities-related wrongdoing or misconduct by the Released Defendants. Without limiting the foregoing, “Released Claims” includes all claims against the Released Defendants alleged in Nasseri v. Granite Construction, Inc., et al., Superior Court of the State of California, Santa Cruz County Case No. 19CV03208. “Released Claims” does not include shareholder derivative claims against the Released Defendants alleged in English v. Roberts, et al., No. 5:20- cv-03116-WHA (N.D. Cal.). Notwithstanding the foregoing, “Released Claims” does not include claims relating to the enforcement of the Settlement.

3.    “Released Defendants” means each and all of the Defendants and each of their Related Parties.

4.    “Related Parties” means, as applicable, each of a person or entity’s respective present and former parents, subsidiaries, divisions, joint ventures, affiliates, and each of their respective present and former employees, members, partners, principals, agents, officers, directors, controlling shareholders, attorneys, advisors, accountants, auditors, financial or investment advisors or consultants, banks or investment bankers, personal or legal representatives, insurers, coinsurers, reinsurers, related or affiliated entities, predecessors, successors, spouses, estates, heirs, executors, trusts, trustees, administrators, agents, representatives, and assigns, in their capacity as such, and any entity in which the person or entity has a controlling interest.

5.    “Unknown Claims” means (i) any Released Claims which Class Representative or Class Members do not know or suspect to exist in his, her or its favor at the time of the release of the Released Defendants which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Defendants, or might have affected his, her or its decision not to object to this settlement or seek exclusion from the Class, and (ii) any Releasing Defendants’ Claims that Released Defendants do not know or suspect to exist in his, her or its favor at the time of the release, which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Plaintiffs and Class Members. With respect to any and all Released Claims and Releasing Defendants’ Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Class Representative shall expressly waive, and each of the Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code §1542 and any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her would have materially affected his or her settlement with the debtor or released party.

5

Class Representative and Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but Class Representative shall expressly settle and release and each Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, disclosed or undisclosed, matured or unmatured, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Class Representative acknowledges, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part

6.    This release shall be of no force or effect unless and until the Court approves the Settlement set forth in the Stipulation and it becomes effective on the Effective Date.

7.    I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.

8.    I (We) hereby warrant and represent that I (we) have included information about all of my (our) transactions in Granite publicly traded common stock that occurred during the Class Period as well as the number of shares held by me (us) at the opening of trading on February 17, 2017, and the close of trading on January 22, 2020.

9.    I (We) certify that I am (we are) not subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code.

Note: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, please strike out the language that you are not subject to backup withholding in the certification above.

I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct.

Executed this                day of                      , in                                    ,                                   .

(Month / Year)         (City)                        (State/Country)

Signature of Claimant         Signature of Joint Claimant, if any

Print Name of Claimant         Print Name of Joint Claimant, if any

Capacity of person(s) signing (e.g., Beneficial Purchaser, Executor, or Administrator)

Capacity of person(s) signing (e.g., Beneficial Purchaser, Executor or Administrator)

ACCURATE CLAIMS PROCESSING TAKES A SIGNIFICANT AMOUNT OF TIME.

THANK YOU FOR YOUR PATIENCE.

6

Reminder Checklist:

1.	Please sign the above release and declaration.

2.	If this Claim is being made on behalf of Joint Claimants, then both must sign.

3.	Remember to attach copies of supporting documentation, if available.

4.	Do not send originals of certificates.

5.	Keep a copy of your Claim Form and all supporting documentation for your records.

6.	If you desire an acknowledgment of receipt of your claim form please send it Certified Mail, Return Receipt Requested.

7.	If you move, please send your new address to the address below.

8.	Do not use red pen or highlighter on the Proof of Claim and Release form or supporting documentation

THIS CLAIM FORM MUST BE SUBMITTED ONLINE AT WWW.GRANITESECURITIESLITIGATION.COM NO LATER THAN ________________, OR, IF MAILED, BE POSTMARKED OR RECEIVED NO LATER THAN ________________, ADDRESSED AS FOLLOWS:

Granite Securities Litigation

Claims Administrator

P.O. Box 5197 Portland, OR 97208-5197

www.GraniteSecuritiesLitigation.com

7

Exhibit A-3

BLEICHMAR FONTI & AULD LLP

Peter E. Borkon (Bar No. 212596)

pborkon@bfalaw.com

555 12th Street, Suite 1600

Oakland, California 94607

Tel.: (415) 445-4003

Fax: (415) 445-4020

BLEICHMAR FONTI & AULD LLP

Javier Bleichmar (pro hac vice)

jbleichmar@bfalaw.com

7 Times Square, 27th Floor

New York, New York 10036

Tel: (212) 789-1340

Fax: (212) 205-3960

Class Counsel and Counsel for Class Representative

the Police Retirement System of St. Louis

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

THE POLICE RETIREMENT SYSTEM OF

ST. LOUIS, Individually and On Behalf of

All Others Similarly Situated,

Plaintiff,

v.

GRANITE CONSTRUCTION

INCORPORATED, JAMES H. ROBERTS,

JIGISHA DESAI, and LAUREL J.

KRZEMINSKI

Defendants.

Case No. 3:19-cv-04744-WHA CLASS ACTION SUMMARY NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION EXHIBIT A-3 Dept.: Courtroom 12, 19th Floor Judge: Honorable William H. Alsup

EXHIBIT A-2: Summary Notice of Proposed Settlement of Class Action

Case No. 3:19-CV-04744-WHA

IF YOU PURCHASED OR ACQUIRED GRANITE CONSTRUCTION INCORPORATED (“GRANITE”) COMMON STOCK FROM FEBRUARY 17, 2017 THROUGH OCTOBER 24, 2019, INCLUSIVE, YOUR RIGHTS MAY BE AFFECTED BY A PROPOSED SETTLEMENT IN A LAWSUIT PENDING IN FEDERAL COURT (THE “LITIGATION”). PLEASE READ CAREFULLY.

YOU ARE HEREBY NOTIFIED that a hearing will be held on _______, 2021, at ____, before the Honorable William Alsup, United States District Judge, at the United States District Court for the Northern District of California (the “Court”), 450 Golden Gate Avenue, San Francisco, California 94102 for the purpose of determining: (1) whether the proposed settlement in the Stipulation of Settlement, dated April __, 2021, of the Litigation for $129,000,000 in cash (the “Settlement Amount”) should be approved as fair, reasonable, and adequate to the Class Members; (2) whether the proposed Plan of Allocation of the Settlement Amount is fair, reasonable, and adequate; (3) whether the applications by Class Counsel for attorneys’ fees and expenses should be approved; and (4) whether the proposed Judgment should be entered.

The Litigation has been certified as a class action on behalf of all investors (individuals and entities) who purchased or acquired Granite common stock from February 17, 2017 through October 24, 2019, inclusive, and who were damaged thereby (“Class Members”). The Litigation asserts claims against Granite and certain individual defendants under the Securities Exchange Act of 1934. A detailed description of the Litigation, including the parties, the claims and defenses, and other important information about your rights and options are in the detailed Notice of Pendency and Proposed Settlement of Class Action (the “Notice”).

At the Settlement Hearing, Class Counsel will request that the Court award attorneys’ fees according to the terms of the retainer agreement between Class Counsel and the Class Representative, the Police Retirement System of St. Louis. These attorneys’ fees are estimated to be no more than 18% of the Settlement Amount, or approximately $23,220,000. Class members are not personally liable for any such fees or any other expenses (estimated to be $950,000 for litigation expenses, and $550,000 for Notice and Administration Expenses). The net recovery for Class Members (also referred to as the “Net Settlement Fund”) is estimated to be no less than $104,280,000 ($129,000,000 minus all of the foregoing estimated fees and expenses).

EXHIBIT A-2: Summary Notice of Proposed Settlement of Class Action

Case No. 3:19-CV-04744-WHA

Class Counsel states that it has litigated this case on behalf of the Class Representative and the Class for over eighteen months against four Defendants represented by four different law firms. On behalf of the Class, Class Counsel conducted an extensive investigation and drafted a substantially enhanced amended complaint that included new theories of liability; defeated Defendants’ motion to dismiss the complaint; obtained class certification; resolved numerous discovery disputes; and litigated one such discovery dispute before the Court. Class Counsel also propounded dozens of document requests and subpoenas and obtained and analyzed nearly 2 million pages of documents from the Defendants as well as third parties, including Granite’s auditors and certain construction joint ventures. Additionally, Class Counsel deposed three current or former Granite employees, including one 30(b)(6) deposition on seven noticed topics, and, at the time this settlement was reached, had scheduled, assigned teams to prepare, and was preparing to take 12 additional fact witness depositions and a further 30(b)(6) deposition. Class Counsel also served written interrogatories on Defendant Granite. Based on extensive investigation, Class Counsel moved for partial summary judgment for particular elements of certain claims based on information obtained during the course of discovery. Pursuant to the Class Representative’s retainer agreement with Class Counsel, which the Court reviewed prior to appointing Class Counsel, Class Counsel will not receive any compensation for any of its time, and no reimbursement for any of its expenses, absent a recovery for the Class Representative and the Class.

To obtain the Notice or a copy of the Proof of Claim and Release form (“Proof of Claim and Release”), visit the settlement website at www.GraniteSecuritiesLitigation.com or write to Granite Securities Litigation, c/o Epiq Class Action and Claims Solutions, Inc., P.O. Box 5197, Portland, OR 97208-5197.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

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To get a payment from the Net Settlement Fund you must submit a Proof of Claim and Release by mail postmarked no later than ________, 2021, or electronically no later than ‐‐‐‐‐_______, 2021, establishing that you are entitled to recovery. Failure to submit your Proof of Claim and Release by ________, 2021, will subject your claim to possible rejection and may preclude you from receiving any payment from the settlement. If you are a Class Member and do not exclude yourself by the deadline, you will be bound by the settlement and any judgment entered in the Litigation, whether or not you submit a Proof of Claim and Release.

To be excluded from the settlement, you must submit a written request for exclusion in accordance with the instructions in the Notice that is postmarked or received no later than ______, 2021. All Class Members who do not timely exclude themselves will be bound by the settlement (assuming it is approved by the Court) even if they do not submit a timely Proof of Claim and Release.

To object to any aspect of the settlement, including the Plan of Allocation, or the application for attorneys’ fees and expenses, you must submit a written objection in accordance with all the instructions set forth in the Notice that is received or filed, not simply postmarked, on or before _______, 2021. If you object, but also want to be eligible for a payment from the settlement, you must still submit a timely Proof of Claim and Release.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

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If you have any questions about the settlement you may contact Class Counsel at the following address:

Bleichmar Fonti & Auld LLP

Peter E. Borkon

555 12th Street

Oakland, CA 94607

Telephone: 888-879-9418

DATED:
BY ORDER OF THE COURT UNITED STATED DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA

EXHIBIT A-1: NOTICE OF PENDENCY AND PROPOSED Settlement of Class Action

Case No. 3:19-CV-04744-WHA

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Exhibit B

BLEICHMAR FONTI & AULD LLP

Peter E. Borkon (Bar No. 212596)

pborkon@bfalaw.com

555 12th Street, Suite 1600

Oakland, California 94607

Tel.: (415) 445-4003

Fax: (415) 445-4020

BLEICHMAR FONTI & AULD LLP

Javier Bleichmar (pro hac vice)

jbleichmar@bfalaw.com

7 Times Square, 27th Floor

New York, New York 10036

Tel: (212) 789-1340

Fax: (212) 205-3960

Class Counsel and Counsel for Class Representative

the Police Retirement System of St. Louis

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

THE POLICE RETIREMENT SYSTEM OF ST. LOUIS, Plaintiff, vs. GRANITE CONSTRUCTION INCORPORATED, et al., Defendants.	Case No. 3:19-cv-04744-WHA CLASS ACTION [PROPOSED] JUDGMENT EXHIBIT B Judge: Hon. William Alsup

Case No. 3:19-cv-04744-WHA
[PROPOSED] JUDGMENT

This matter came before the Court pursuant to the Order Preliminarily Approving Settlement and Providing for Notice (“Order”) dated          , 2021, on the application of the parties for approval of the settlement set forth in the Stipulation of Settlement dated April 29, 2021 (the “Stipulation”). Full and adequate notice having been given to the Class as required in the Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED THAT:

1.    This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein.

2.    This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Class.

3.    The Court finds that the distribution of the Notice, Proof of Claim and Release, and Summary Notice complied with the terms of the Stipulation and the Order, and provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notice, and that this notice fully satisfied the requirements of Federal Rule of Civil Procedure 23, Section 21D(a)(7) of the Securities Exchange Act of 1934, 15 U.S.C. §78u-4(a)(7) as amended by the Private Securities Litigation Reform Act, due process, and any other applicable law.

4.    [There have been no objections to the settlement.]

5.    In light of the benefits to the Class, the complexity, expense, and possible duration of further litigation against Defendants, the risks of establishing liability and damages, and the costs of continued litigation, pursuant to Federal Rule of Civil Procedure 23, the Court hereby approves the settlement set forth in the Stipulation and finds that:

(a)    the Stipulation and the settlement contained therein, are, in all respects, fair, reasonable, and adequate and in the best interest of the Class;

(b)    there was no collusion in connection with the Stipulation;

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[PROPOSED] JUDGMENT

(c)    the Stipulation was the product of informed, arm’s-length negotiations among competent, able counsel; and

(d)    the record is sufficiently developed and complete to have enabled the Class Representative and the Defendants to have adequately evaluated and considered their positions.

Accordingly, the Court authorizes and directs implementation and performance of all the terms and provisions of the Stipulation, as well as the terms and provisions hereof.

6.    Except as to any individual claim of those Persons (identified in Exhibit 1 attached hereto) who have validly and timely requested exclusion from the Class, the Litigation and all claims contained therein, including the Released Claims, are dismissed with prejudice as to the Class Representative, and all other Class Members, and as against the Released Defendants. The Settling Parties are to bear their own fees and costs except as otherwise provided in the Stipulation or this Order, or any separate order with respect to the application for an award of attorneys’ fees or expenses pursuant to the Stipulation.

7.    Upon the Effective Date, and as provided in the Stipulation, Class Representative shall, and each of the Class Members shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged any and all Released Claims (including Unknown Claims) against the Released Defendants, whether or not such Class Member executes and delivers the Proof of Claim and Release form or shares in the Settlement Fund. Claims to enforce the terms of the Stipulation are not released.

8.    Class Representative and all Class Members are hereby forever barred and enjoined from prosecuting any of the Released Claims against any of the Released Defendants.

9.    Upon the Effective Date, and as provided in the Stipulation, each of the Released Defendants shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged Class Representative, each and all of the Class Members, and Class Representative’s Counsel

from all claims and causes of action of every nature and description (including Unknown Claims) whether arising under federal, state, common or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims against Defendants, except for claims relating to the enforcement of the settlement.

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[PROPOSED] JUDGMENT

10.    Except as provided in Paragraph 11 below, each Member of the Class, whether or not such Member of the Class executes and delivers a Proof of Claim and Release, is bound by this Judgment, including, without limitation, the release of claims as set forth in the Stipulation.

11.    All Persons and entities whose names appear on Exhibit 1 hereto are hereby excluded from the Class, are not bound by this Judgment, and may not make any claim with respect to or receive any benefit from the settlement.

12.    Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, the truth of any of the allegations in the Litigation, or of any wrongdoing, fault, or liability of the Defendants or their respective Related Parties, or that Class Representative or any Class Members have suffered any damages, harm, or loss, or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants or their respective Related Parties in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. The Defendants and/or their respective Related Parties may file the Stipulation and/or this Judgment from this action in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

13.    Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any of the Releasing Defendants’ Claims, or of any wrongdoing, fault, or liability of, or damage, harm, or loss caused by, the Class Representative of any Class Member or their respective Related Parties.

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[PROPOSED] JUDGMENT

14.    The Court hereby enters the broadest bar order permissible by law barring all future claims for contribution or indemnity (or any other claim or claim-over, however denominated on whatsoever theory, for which the injury claimed is that person’s or entity’s alleged liability to the Class Representative or Class Members) among and against the Class Representative, any and all Class Members, and the Released Defendants arising out of the Litigation and Released Claims (“Bar Order”), provided, however, that the Bar Order shall not preclude either (i) the Released Defendants from seeking to enforce any rights they may have under any applicable insurance policies or (ii) any right of indemnification or contribution that Mr. Roberts, Ms. Desai, or Ms. Krzeminski may have under contract or otherwise. The Bar Order shall be consistent with, and apply to the full extent of, the Private Securities Litigation Reform Act (“PSLRA”).

15.    Any Plan of Allocation submitted by Class Counsel or any order entered regarding any attorneys’ fee and expense application shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment. Defendants have no responsibility with respect to the Plan of Allocation.

16.    Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys’ fees, expenses, and interest in the Litigation; and (d) all parties herein for the purpose of construing, enforcing, and administering the Stipulation.

17.    The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

18.    In the event that the settlement does not become effective in accordance with the terms of the Stipulation, or the Effective Date does not occur, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

19.    Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

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[PROPOSED] JUDGMENT

20.    The provisions of this Judgment constitute a full and complete adjudication of the matters considered and adjudged herein, and the Court directs immediate entry of this Judgment by the Clerk of the Court.

IT IS SO ORDERED.

DATED:
THE HONORABLE WILLIAM ALSUP UNITED STATES DISTRICT JUDGE

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[PROPOSED] JUDGMENT